                                                                   EXHIBIT 99.15


                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2005-B
                               MARKETING MATERIALS

                                       [GRAPHIC OMITTED]

            $ 307,612,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

             RBS GREENWICH CAPITAL           FRIEDMAN BILLINGS RAMSEY
                              Co-Lead Underwriters

                              CONTACT INFORMATION

RBS GREENWICH CAPITAL

Trading                                  Banking                                        Structuring
--------                                --------                                        ------------
Name/Email              Phone                Name/Email          Phone            Name/Email         Phone
Ron Weibye              (203) 625-6160       Jim Raezer          (203) 625-6030   John D'Elisa       (203) 618-5605
weibyer@gcm.com                              raezerj@gcm.com                      delisaj@gcm.com


Peter McMullin          (203) 625-6160       Vinu Phillips       (203) 622-5626
peter.mcmullin@gcm.com                       philliv@gcm.com

                                             Michael McKeever    (203) 618-2237
                                             mckeevm@gcm.com

RATING AGENCIES

Standard and Poor's                          Moody's Investor Service
-------------------                          -------------------------
Name/Email              Phone                Name/Email                          Phone
Victor Bhagat           (212) 438-1130       Danise Chui                         (212) 553-1022
Victor_bhagat@sandp.com                      Harwai.chui@moodys.com

         RBS GREENWICH CAPITAL              FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


        PRELIMINARY TERM SHEET                 DATE PREPARED:JULY 5, 2005

       $307,612,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE) POPULAR ABS
                       MORTGAGE PASS-THROUGH TRUST 2005-B

           PRINCIPAL       WAL           PYMT WINDOW     EXPECTED RATING    ASSUMED FINAL      INTEREST          PRINCIPAL
CLASS(1,4) BALANCE($)   CALL/MAT(5)    (MTHS)CALL/MAT(5)  (MOODY'S/S&P)   DISTRIBUTION DATE      TYPE              TYPE
---------  ----------   -----------     ----------------  --------------  -----------------   ----------      ---------------
   AF-1   $34,600,000   1.00 / 1.00      1-22 /  1-22     Aaa/AAA         August 2035        Floating(2)      Senior Sequential
   AF-2   $5,750,000    2.00 / 2.00     22-26 / 22-26     Aaa/AAA         August 2035        Fixed(3)         Senior Sequential
   AF-3   $32,980,000   3.00 / 3.00     26-55 / 26-55     Aaa/AAA         August 2035        Fixed(3)         Senior Sequential
   AF-4   $7,250,000    5.00 / 5.00     55-65 / 55-65     Aaa/AAA         August 2035        Fixed(3)         Senior Sequential
   AF-5   $28,895,000   7.19 / 8.72     65-95 / 65-218    Aaa/AAA         August 2035        Fixed(3)         Senior Sequential
   AV-1   $94,900,000   0.75 / 0.75      1-19 /  1-19     Aaa/AAA         August 2035        Floating(2)      Senior Sequential
   AV-2   $35,148,000   2.07 / 2.07     19-31 / 19-31     Aaa/AAA         August 2035        Floating(2)      Senior Sequential
   M-1    $30,550,000   5.40 / 6.02     42-95 / 42-196    Aa2/AA          August 2035        Floating(2)      Subordinate
   M-2    $19,825,000   5.29 / 5.88     40-95 / 40-179    A2/A            August 2035        Floating(2)      Subordinate
   M-3    $4,550,000    5.26 / 5.82     39-95 / 39-164    A3/A-           August 2035        Floating(2)      Subordinate
   M-4    $5,363,000    5.26 / 5.80     39-95 / 39-160    Baa1/BBB+       August 2035        Floating(2)      Subordinate
   M-5    $3,738,000    5.25 / 5.77     38-95 / 38-154    Baa2/BBB        August 2035        Floating(2)      Subordinate
   M-6    $4,063,000    5.24 / 5.73     38-95 / 38-149    Baa3/BBB-       August 2035        Floating(2)      Subordinate
   B-1    $5,525,000                                      Ba1/BB+         August 2035        Floating         Subordinate
   B-2    $5,525,000     Not Publicly Offered             Ba2/BB          August 2035        Floating         Subordinate
   B-3    $6,338,000                                      NR/BB-          August 2035        Floating         Subordinate
-------   -------------
 TOTAL:   $325,000,000
=======   =============

----------
(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 and Class AV-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2) The Class AF-1, Class AV-1, Class AV-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double on any Distribution Date after the Optional Termination may be first exercised. The margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be multiplied by 1.5 on any Distribution Date after the Optional Termination may be first exercised.

(3) The Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates are priced to call. The fixed rate coupon on the Class AF-4 and Class AF-5 Certificates will increase by 0.50% on any Distribution Date after the Optional Termination may be first exercised.

(4)  See "Net WAC Cap" herein.

(5)  See "Pricing Prepayment Speed" herein.

Depositor:          Popular ABS, Inc.

Servicer:           Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of
                    Popular, Inc.

Co-Lead             Greenwich Capital Markets, Inc. ("RBS GREENWICH CAPITAL")
Underwriters:       and Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:  JPMorgan Chase Bank, N.A.

             RBS GREENWICH CAPITAL           FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.


     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:       The Class AF-1, Class AF-2, Class AF-3, Class AF-4
                            and Class AF-5 Certificates (the "CLASS AF
                            CERTIFICATES") and the Class AV-1 and Class AV-2
                            Certificates (the "CLASS AV CERTIFICATES") are collectively referred to herein as the "SENIOR
                            CERTIFICATES" or "CLASS A CERTIFICATES". The Class
                            M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                            Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE CERTIFICATES".
                            The Offered Subordinate Certificates and the Class
                            B-1, Class B-2 and Class B-3 Certificates are together referred to herein as the "SUBORDINATE
                            CERTIFICATES". The Senior Certificates and the
                            Offered Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES."
                            The Class B-1, Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:         It is anticipated that the Offered Certificates
                            generally will represent ownership of REMIC regular interests for tax purposes.

Registration:               The Offered Certificates will be available in
                            book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                            System.

Cut-off Date:               July 1, 2005.

Expected Pricing Date:      On or about July [8], 2005.


Expected Closing Date:      On or about July 21, 2005.

Expected Settlement Date:   On or about July 21, 2005.

Distribution  Date:         The 25th day of each month (or if not a business
                            day, the next succeeding business day) commencing in August 2005.

Accrued Interest:           The price to be paid by investors for the Class
                            AF-1, Class AV-1, Class AV-2 and the Subordinate
                            Certificates will not include accrued interest
                            (settling flat). The Class AF-2, Class AF-3, Class
                            AF-4 and Class AF-5 Certificates will settle with accrued interest of 20 days.

Interest Accrual Period     The interest accrual period for each Distribution
                            Date with Period: respect to the Class AF-1, Class
                            AV-1, Class AV-2 and the Subordinate Certificates will be the period beginning with the previous
                            Distribution Date (or, in the case of the first
                            Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class
                            AF-2, Class AF-3, Class AF-4 and Class AF-5
                            Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:          The Offered Certificates are expected to be ERISA
                            eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:          The Offered Certificates are not expected to
                            constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:              With respect to each Distribution Date, the Servicer
                            will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

         RBS GREENWICH CAPITAL              FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.

     All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

TrusteeFee:                 With respect to each Distribution Date, the Trustee
                            will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:       The terms of the transaction allow for a clean-up
                            call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage
                            Loans as of the Cut-off Date.

Pricing Prepayment          The Offered Certificates will be priced based on the
Speed:                      following collateral prepayment assumptions:

                            FRM Loans:100% PPC (100% PPC: 2.00% - 20.00% CPR
                            over 10 months, 20% thereafter)

                            ARM Loans:100% PPC (100% PPC: 28.00% CPR)

Mortgage-Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the Mortgage Loans described herein was approximately $327,442,053, of which:(i) approximately $110,298,398 consisted of a pool of fixed-rate mortgage loans (the "GROUP I STATISTICAL
                            MORTGAGE LOANS")and(ii) approximately $ 217,143,655 consisted of a pool of adjustable-rate mortgage loans (the "GROUP II STATISTICAL MORTGAGE LOANS").
                            The Group I Statistical Mortgage Loans and the Group
                            II Statistical Mortgage Loans are collectively referred as the "STATISTICAL MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Statistical Mortgage Loans.

                            On the Closing Date, the aggregate principal balance of the mortgage loans is expected to be approximately $325,000,000 (the "MORTGAGE LOANS"), subject to a variance of 10%. On the Closing Date, the aggregate principal balance of the fixed rate mortgage loans (the "GROUP I MORTGAGE LOANS") is expected to be equal to approximately $109,475,796, subject to a variance of 10%. On the Closing Date, the aggregate principal balance of the adjustable rate mortgage loans (the "GROUP II MORTGAGE LOANS") is expected to be equal to approximately $215,524,204, subject to a variance of 10%.

                            IT IS ANTICIPATED THAT ON THE CLOSING DATE, THE CHARACTERISTICS OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE WILL BE SUBSTANTIALLY SIMILAR TO THE CHARACTERISTICS OF THE MORTGAGE LOANS AS DESCRIBED AND SHOWN HEREIN. THE AGGREGATE PRINCIPAL BALANCE IS EXPECTED TO BE SUBJECT TO AN INCREASE OR DECREASE OF UP TO 10%.

Pass-Through Rate:          The "PASS-THROUGH RATE" on each Class of Offered
                            Certificates and Class B-1, Class B-2 and Class B-3
                            Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC
                            Cap.

Formula Rate:               The "FORMULA RATE" for the Class AF-1, Class AV-1,
                            Class AV-2, Class M-1, Class M-2, Class M-3, Class
                            M-4, Class M-5, Class M-6, Class B-1, Class B-2 and
                            Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                            The "FORMULA RATE" for each of the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 will be equal to a fixed rate.

                 RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Adjusted Net Mortgage       The "ADJUSTED NET MORTGAGE RATE" for each Mortgage
Rate:                       Loan is equal to the loan rate less the sum of (i)
                            the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                The "NET WAC CAP" with respect to each Distribution
                            Date is a rate equal to:

                            a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                            b) with respect to the Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                            c) with respect to the Class AV-1 and Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AV CAP").

                            d) with respect to the Subordinate Certificates, the lesser of (i) the Adjustable Class AV Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:           If on any Distribution Date the Pass-Through Rate
                            for any Class of the Class AF, Class AV or Subordinate Certificates is limited by the related
                            Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess of
                            (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula
                            Rate. Any Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution
                            Dates to the extent of funds available.

Credit Enhancement:         Consists of the following:

                            1)     Excess Cashflow;
                            2)     Overcollateralization Amount; and
                            3)     Subordination.

Excess Cashflow:            The "EXCESS CASHFLOW" for any Distribution Date will
                            be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.

         RBS GREENWICH CAPITAL                       FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Targeted
Overcollateralization
Amount:

                            Prior to the Stepdown Date, the "TARGETED
                            OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
                            (a) approximately 2.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                            On or after the Stepdown Date, the Targeted
                            Overcollateralization Amount is the lesser of(a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 15.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 an Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made inrespect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and
                            (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollaterlization Amount for the previous Distribution Date (after taking into account the distribution of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates pursuant to clauses 5), 6) and 7) of "Priority of Distributions" on the prior Distribution Date).

Stepdown Date:              The earlier to occur of

                            (i) the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and
                            (ii)   the later to occur of
                                   (x)    the Distribution Date occurring in
                                          August 2008 and
                                   (y)    the first Distribution Date on which
                                          the Senior Enhancement Percentage is
                                          greater than or equal to 57.70%.
                                          Aggregate Class B Early Distribution
                                          Amount: As of any Distribution Date,
                                          the aggregate sum of all amounts
                                          paid to the Class B-1, Class B-2 and
                                          Class B-3 Certificates on prior
                                          Distribution Dates from Excess
                                          Cashflow pursuant to clauses 5), 6)
                                          and 7) of "Priority of
                                          Distributions".

Senior Enhancement
Percentage                  The "SENIOR ENHANCEMENT PERCENTAGE" for a
                            Distribution Date is equal to(i) the sum of (a)the aggregate principal balance of the Subordinate
                            Certificates and (b) the Overcollateralization
                            Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

                                                                               7
           RBS GREENWICH CAPITAL           FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.


     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Credit Support
Percentages:

                                INITIAL CREDIT
                                  SUPPORT ON         EXPECTED CREDIT SUPPORT
                                CLOSING DATE        ON OR AFTER STEPDOWN DATE
                            ---------------------   ---------------------------
                            CLASS         PERCENT         CLASS         PERCENT
                            Class A         26.30%      Class A          57.70%
                            Class M-1       16.90%      Class M-1        38.90%
                            Class M-2       10.80%      Class M-2        26.70%
                            Class M-3        9.40%      Class M-3        23.90%
                            Class M-4        7.75%      Class M-4        20.60%
                            Class M-5        6.60%      Class M-5        18.30%
                            Class M-6        5.35%      Class M-6        15.80%
                            Class B-1        3.65%      Class B-1        12.40%
                            Class B-2        1.95%      Class B-2         9.00%
                            Class B-3        0.00%      Class B-3         5.10%


Trigger Event:              A "TRIGGER EVENT" is in effect on any Distribution
                            Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [27.70]% of the current
                            Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date for the related Distribution Date are greater than:

DISTRIBUTION DATE
OCCURRING IN                                    PERCENTAGE
 --------------------                          -------------
August 2007-July 2008       [1.50]% for the first month plus an additional
                            1/12th of [1.75]% for each month thereafter (or
                            1/12th of [2.00]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3
                            Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter

August 2008-July 2009       [3.25]% (or [3.50]% if the class certificate
                            balances for the Class B-1, Class B-2 and Class B-3
                            Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.75]% (or 1/12th of [2.00]%
                            if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter

August 2009-July 2010       [5.00]% (or [5.50]% if the class certificate
                            balances for the Class B-1, Class B-2 and Class B-3
                            Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.50]%
                            if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter

August 2010-July 2011       [6.50]% (or [7.00]% if the class certificate
                            balances for the Class B-1, Class B-2 and Class B-3
                            Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [0.75]% (or 1/12th of [1.00]%
                            if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) for each month thereafter

August 2011 and             [7.25]% (or [8.00]% if the class certificate
thereafter                  balances for the Class B-1, Class B-2 and Class B-3
                            Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses).

                                                                               8

           RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Realized Losses:            If a Mortgage Loan becomes a liquidated loan, the
                            net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage
                            Loan. The amount of such insufficiency is a "REALIZED LOSS." Realized Losses on the Mortgage
                            Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-3
                            Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class M-6 Certificates, then to the Class M-5
                            Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1
                            Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed as follows:

                            1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan group), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth, monthly interest to the Class B-1 Certificates, tenth, monthly interest to the Class B-2 Certificates, and eleventh, monthly interest to the Class B-3 Certificates.

                            2)     Principal funds, as follows: monthly
                                   principal to the Senior Certificates as
                                   described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan group), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                            3) Excess Cashflow as follows in the following order:

                                   a)      any remaining unpaid interest to
                                           the Senior Certificates pro rata.

                                   b)      as principal to the Offered
                                           Certificates, Class B-1, Class B-2
                                           and Class B-3 Certificates to build
                                           or maintain O/C as described under
                                           "Principal Paydown".

                                   c)      any previously unpaid interest to
                                           the Class M-1 Certificates.

                                   d)      any unpaid applied Realized Loss
                                           amount to the Class M-1
                                           Certificates.

                                   e)      any previously unpaid interest to
                                           the Class M-2 Certificates.

                                   f)      any unpaid applied Realized Loss
                                           amount to the Class M-2
                                           Certificates.

                                                                               9

          RBS GREENWICH CAPITAL             FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.


     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                            g) any previously unpaid interest to the Class M-3 Certificates.

                            h) any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                            i) any previously unpaid interest to the Class M-4 Certificates.

                            j) any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                            k) any previously unpaid interest to the Class M-5 Certificates.

                            l) any unpaid applied Realized Loss amount to the Class M-5 Certificates.

                            m) any previously unpaid interest to the Class M-6 Certificates.

                            n) any unpaid applied Realized Loss amount to the Class M-6 Certificates.

                            o) any previously unpaid interest to the Class B-1 Certificates.

                            p) any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                            q) any previously unpaid interest to the Class B-2 Certificates.

                            r) any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                            s) any previously unpaid interest to the Class B-3 Certificates.

                            t) any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                     4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF, Class AV and Subordinate Certificates, pro rata based on such unpaid amounts (after taking into account payments from the related Yield Maintenance Agreement, if any).

                     5) Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                     6) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                     7) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                     8) Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-1, Class B-2 and Class B-3 Certificates) as described in the pooling agreement.

 Principal Paydown: 1)      Prior to the Stepdown Date or if a Trigger Event is
                            in effect, principal in an amount equal to the Senior Principal Distribution Amount will be paid to the Senior Certificates as follows:

                            a) To the Class AF Certificates sequentially an amount equal to the Class AF Principal Distribution Amount.

                            b) To the Class AV Certificates sequentially an amount equal to the Class AV Principal Distribution Amount.

                            c) After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates,
                                   vi) the Class M-6 Certificates, vii) the Class B-1 Certificates, viii) the Class B-2 Certificates, and then ix) the Class B-3 Certificates.

                                                                              10

            RBS GREENWICH CAPITAL           FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.


     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                     2) On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority:

                            a) To the Class AF Certificates sequentially an amount equal to the Class AF Principal Distribution Amount.

                            b) To the Class AV Certificates sequentially an amount equal to the Class AV Principal Distribution Amount.

                            c) First, to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 38.90% credit enhancement, second to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 26.70% credit enhancement, third to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 23.90% credit enhancement, fourth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 20.60% credit enhancement, fifth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 18.30% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 15.80% credit enhancement, seventh to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 12.40% credit enhancement, eighth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 9.00% credit enhancement, and ninth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 5.10% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AF Parity  Amount:    With respect to any Distribution Date, the greater
                            of (i) zero and (ii) the excess, if any, of (x) the aggregate certificate principal balance of the Class
                            AF Certificates immediately prior to that Distribution Date over (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related due period.


Class AF Principal
Distribution
Amount:                     With respect to any Distribution Date, the lesser of
                            (A) the greatest of (1) the product of (x) the Senior Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the principal remittance amount from the Group I Mortgage Loans and the denominator of which is the principal remittance amount from all the Mortgage Loans, (2) the Class AF Parity Amount and
                            (3) the excess of (i) the Senior Principal
                            Distribution Amount for that Distribution Date over
                            (ii) the aggregate of the certificate principal balances of the class AV Certificates immediately prior to that Distribution Date and (B) the aggregate certificate principal balance of the Class AF Certificates immediately prior to that Distribution Date.

                                                                              11


                RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class AV Principal
Distribution
Amount: With respect to any Distribution Date is equal to the excess, if any, of Senior Principal Distribution Amount over the Class AF Principal Distribution Amount.

Senior Principal
Distribution Amount:        With respect to (a) any Distribution Date prior to
                            the Stepdown Date or if a Trigger Event is in effect, the lesser of (1) 100% of the principal distribution amount, and (2) the aggregate certificate principal balance of the Senior
                            Certificates immediately prior to that Distribution
                            Date, and (b) any Distribution Date after the Stepdown Date and a Trigger Event is not in effect, the lesser of (1) the principal distribution amount and (2) the excess, if any, of (x) the aggregate certificate principal balance of the Senior
                            Certificates immediately prior to that Distribution
                            Date over (y) the lesser of (A) 42.30% of the aggregate balance of the Mortgage Loans as of the last day of the related due period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related due period minus the approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                            Date.

                                                                              12

                RBS GREENWICH CAPITAL           FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AF-1 Yield
Maintenance-Agreement:

                            On the Closing Date, the Trustee will enter into a yield maintenance agreement with a counterparty (the "COUNTERPARTY") for the benefit of the Class AF-1 Certificates (the "CLASS AF-1 YIELD MAINTENANCE AGREEMENT"). The notional balance of the Class AF-1 Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the principal balance of the Class AF-1 Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below.

                            The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AF-1 Yield Maintenance Agreement will terminate after the Distribution Date in June 2007. Any payments received from the Class AF-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AF-1 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.

      CLASS AF-1 YIELD MAINTENANCE
            AGREEMENT SCHEDULE
 --------------------------------------
 PERIOD     NOTIONAL ($)     STRIKE (%)
 -------    -------------    -----------
    1        34,600,000       5.92648
    2        34,036,954       6.69112
    3        33,280,679       6.91409
    4        32,330,964       6.69099
    5        31,188,562       6.91394
    6        29,855,221       6.69084
    7        28,333,693       6.69076
    8        26,629,121       7.40753
    9        24,746,428       6.69055
   10        22,770,787       6.91357
   11        20,830,498       6.69056
   12        18,925,943       6.91359
   13        17,056,435       6.69057
   14        15,221,297       6.69058
   15        13,419,870       6.91361
   16        11,651,503       6.69059
   17         9,915,559       6.91362
   18         8,211,411       6.69061
   19         6,538,446       6.69061
   20         4,896,061       7.40747
   21         3,283,664       6.69062
   22         1,700,673       6.91365
   23           146,493       6.69064

                                                                              13

                RBS GREENWICH CAPITAL            FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV Yield
Maintenance Agreement:      On the Closing Date, the Trustee will enter into a
                            yield maintenance agreement with a counterparty (the
                            "COUNTERPARTY") for the benefit of the Class AV-1 and Class AV-2 Certificates (the "Class AV YIELD
                            MAINTENANCE AGREEMENT"). The notional balance of the class Yield Maintenence Agrement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV Certificates immediately prior to such Distribution Date and (ii) the amount set forth in the table below. The
                            Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Class AV Yield Maintenance
                            Agreement will terminate after the Distribution Date in December 2007. Any payments received from the Class AV Yield Maintenance Agreement will be deposited in the Reserve Fund and distributed on a pro-rata basis (based on class certificate balance) to the Class AV-1 and Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.


                   CLASS AV YIELD MAINTENANCE AGREEMENT SCHEDULE

----------     -----------------      ---------------     ----------     ------------------     --------------
 PERIOD         NOTIONAL ($)            STRIKE (%)         PERIOD         NOTIONAL ($)             STRIKE (%)
----------     -----------------      ---------------     ----------     ------------------     --------------

   1              130,048,000              5.86244             22          31,569,960             6.87672
      2           123,947,100              6.61888             23          28,146,978              6.6549
      3           118,014,187              6.83951             24          24,815,548             9.67847
      4           112,244,737              6.61889             25          21,558,611             9.40594
      5           106,634,327              6.83952             26          18,387,384             9.40598
      6           101,178,634              6.61889             27          15,299,723             9.71956
      7            95,873,432              6.61889             28          12,293,335             9.42406
      8            90,714,573              7.32806             29          9,365,661              9.73824
      9            85,698,024              6.61889
     10            80,818,732              6.83952
     11            76,071,141              6.6189
     12            71,451,612              6.83953
     13            66,956,619              6.6189
     14            62,582,735              6.6189
     15            58,326,624              6.83953
     16            54,185,044              6.6189
     17            50,154,840              6.83953
     18            46,232,943              6.61891
     19            42,416,370              6.61891
     20            38,702,217              7.32808
     21            35,087,663              6.61891

                                                                              14

                 RBS GREENWICH CAPITAL       FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordinate Yield
Maintenance Agreement:      On the Closing Date, the Trustee will enter into a
                            yield maintenance agreement with a counterparty (the
                            "COUNTERPARTY") for the benefit of the Subordinate
                            Certificates (the "SUBORDINATE YIELD MAINTENANCE
                            AGREEMENT"). The notional balance of the Subordinate
                            Yield Maintenance Agreement on each Distribution
                            Date will be equal to the lesser of (i) the aggregate principal balance of the Subordinate
                            Certificates immediately prior to such Distribution
                            Date and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate below, if any, accrued over the related interest accrual period and (y) the related notional amount for such Distribution Date. The Subordinate Yield
                            Maintenance Agreement will terminate after the Distribution Date in July 2013. Any payments received from the Subordinate Yield Maintenance
                            Agreement will be deposited in the Reserve Fund and distributed pro-rata (based on class certificate balance) to the Subordinate Certificates to pay any related unpaid Net WAC Cap Carryover Amounts.


         SUBORDINATE CERTIFICATES YIELD MAINTENANCE AGREEMENT SCHEDULE

 PERIOD         NOTIONAL ($)    STRIKE (%)      PERIOD       NOTIONAL ($)   STRIKE (%)      PERIOD     NOTIONAL ($)    STRIKE (%)
----------     -------------    ---------      --------    -------------    ----------    -----------  ------------    -----------

      1          85,477,000       5.86244          33         85,477,000      9.09390         65       38,101,339        9.95621
      2          85,477,000       6.61888          34         85,477,000      9.39966         66       37,153,617        9.65352
      3          85,477,000       6.83951          35         85,477,000      9.08845         67       36,228,876        9.64260
      4          85,477,000       6.61889          36         85,477,000     10.19355         68            N/A           N/A
      5          85,477,000       6.83952          37         85,477,000      9.86605         69       34,445,711        9.62079
      6          85,477,000       6.61889          38         85,034,653      9.85552         70       33,586,206        9.93022
      7          85,477,000       6.61889          39         82,346,002     10.17316         71       32,747,388        9.59899
      8          85,477,000       7.32806          40         79,723,036      9.83445         72       31,928,751        9.93674
      9          85,477,000       6.61889          41         77,164,120    1 0.15137         73       31,129,886        9.60522
     10          85,477,000       6.83952          42         74,667,661      9.81656         74       30,350,220        9.59426
     11          85,477,000       6.61890          43         71,776,096      9.80723         75       29,589,285        9.90274
     12          85,477,000       6.83953          44            N/A             N/A          76       28,846,622        9.57235
     13          85,477,000       6.61890          45         66,200,844      9.78608         77       28,121,784        9.88012
     14          85,477,000       6.61890          46         63,514,678     10.10136         78       27,414,336        9.55047
     15          85,477,000       6.83953          47         60,893,918      9.76493         79       26,723,854        9.53955
     16          85,477,000       6.61890          48         58,388,782     10.07949         80       26,049,922       10.18579
     17          85,477,000       6.83953          49         56,949,296      9.74376         81       25,392,138        9.51775
     18          85,477,000       6.61891          50         55,544,811      9.73318         82       24,750,108        9.82376
     19          85,477,000       6.61891          51         54,174,459     10.04668         83       24,123,447        9.49599
     20          85,477,000       7.32808          52         52,837,394      9.71200         84       23,511,782        9.80130
     21          85,477,000       6.61891          53         51,532,794     10.02480         85       22,914,747        9.47428
     22          85,477,000       6.87672          54         50,259,855      9.69083         86       22,331,987        9.46344
     23          85,477,000       6.65490          55         49,017,793      9.68024         87       21,763,154        9.76771
     24          85,477,000       8.57938          56              N/A          N/A           88       21,207,910        9.44181
     25          85,477,000       8.32120          57         46,623,271      9.65908         89       20,665,924        9.74539
     26          85,477,000       8.31590          58         45,469,341      9.97011         90       20,136,875        9.42024
     27          85,477,000       8.58760          59         44,301,356      9.63977         91       19,620,448        9.40948
     28          85,477,000       8.31597          60         43,203,455     10.01215         92       19,116,338       10.40574
     29          85,477,000       8.58763          61         42,132,519      9.67834         93       18,624,246        9.38800
     30          85,477,000       9.10524          62         41,087,468      9.66751         94       18,143,881        9.68986
     31          85,477,000       9.10980          63         40,067,666      9.97857         95       17,674,958        9.36658
     32          85,477,000       9.72957          64         39,072,492      9.64586         96       17,217,200        9.66777


                                                                              15
RBS GREENWICH CAPITAL                FRIEDMAN BILLINGS RAMSEY

                       COMPUTATIONAL MATERIALS DISCLAIMER

     The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

     Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at
(203) 625-6160.

     Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                              16

             RBS GREENWICH CAPITAL                 FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


          CLASS AF-1 NET WAC CAP
-------------------------------------
                        CLASS AF-1
           CLASS AF-1   EFFECTIVE NET
             NET WAC        WAC
 PERIOD     CAP(1)(3)   CAP(1)(2)(3)
--------  ------------  -------------
    1         5.93             10.50
    2         6.69             10.50
    3         6.91             10.50
    4         6.69             10.50
    5         6.91             10.50
    6         6.69             10.50
    7         6.69             10.50
    8         7.41             10.50
    9         6.69             10.50
   10         6.91             10.50
   11         6.69             10.50
   12         6.91             10.50
   13         6.69             10.50
   14         6.69             10.50
   15         6.91             10.50
   16         6.69             10.50
   17         6.91             10.50
   18         6.69             10.50
   19         6.69             10.50
   20         7.41             10.50
   21         6.69             10.50
   22         6.91             10.50
   23         6.69             10.50
 --------  ------------  -------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.


                                                                              17

      RBS GREENWICH CAPITAL                      FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


             CLASS AV NET WAC CAP
-----------------------------------------
                              CLASS AV
                            EFFECTIVE NET
            CLASS AV NET        WAC
 PERIOD     WAC CAP(1)(3)   CAP(1)(2)(3)
 ------    --------------  --------------
    1           5.86               10.50
    2           6.62               10.50
    3           6.84               10.50
    4           6.62               10.50
    5           6.84               10.50
    6           6.62               10.50
    7           6.62               10.50
    8           7.33               10.50
    9           6.62               10.50
   10           6.84               10.50
   11           6.62               10.50
   12           6.84               10.50
   13           6.62               10.50
   14           6.62               10.50
   15           6.84               10.50
   16           6.62               10.50
   17           6.84               10.50
   18           6.62               10.50
   19           6.62               10.50
   20           7.33               10.50
   21           6.62               10.50
   22           6.88               10.50
   23           6.65               10.50
   24           9.68               10.50
   25           9.41               10.50
   26           9.41               10.50
   27           9.72               10.50
   28           9.42               10.50
   29           9.74               10.50
   30           10.78              10.78
   31           10.80              10.80
   32           11.54              11.54
 ------    --------------  --------------

(1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
(2) Assumes payments are received from the related yield maintenance agreement.
(3) Assumes the Pricing Prepayment Speed to call.

                                                                              18

            RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                              SUBORDINATE CERTIFICATES NET WAC CAP
------------------------------------------------------------------------------------------------------
                     SUBORDINATE                         SUBORDINATE                     SUBORDINATE
        SUBORDINATE EFFECTIVE NET          SUBORDINATE  EFFECTIVE NET        SUBORDINATE EFFECTIVE NET
          NET WAC        WAC                 NET WAC        WAC                NET WAC       WAC
PERIOD   CAP(1)(3)  CAP(1)(2)(3)   PERIOD   CAP(1)(3)   CAP(1)(2)(3)  PERIOD  CAP(1)(3)  CAP(1)(2)(3)
------  ----------  ------------   ------  ----------- -------------  ------ ----------- -------------
   1       5.86          10.50       33       9.09          10.50       65       9.96         10.50
   2       6.62          10.50       34       9.40          10.50       66       9.65         10.50
   3       6.84          10.50       35       9.09          10.50       67       9.64         10.50
   4       6.62          10.50       36       10.19         10.50       68      10.66         10.66
   5       6.84          10.50       37       9.87          10.50       69       9.62         10.50
   6       6.62          10.50       38       9.86          10.50       70       9.93         10.50
   7       6.62          10.50       39       10.17         10.50       71       9.60         10.50
   8       7.33          10.50       40       9.83          10.50       72       9.94         10.50
   9       6.62          10.50       41       10.15         10.50       73       9.61         10.50
  10       6.84          10.50       42       9.82          10.50       74       9.59         10.50
  11       6.62          10.50       43       9.81          10.50       75       9.90         10.50
  12       6.84          10.50       44       10.85         10.85       76       9.57         10.50
  13       6.62          10.50       45       9.79          10.50       77       9.88         10.50
  14       6.62          10.50       46       10.10         10.50       78       9.55         10.50
  15       6.84          10.50       47       9.76          10.50       79       9.54         10.50
  16       6.62          10.50       48       10.08         10.50       80      10.19         10.50
  17       6.84          10.50       49       9.74          10.50       81       9.52         10.50
  18       6.62          10.50       50       9.73          10.50       82       9.82         10.50
  19       6.62          10.50       51       10.05         10.50       83       9.50         10.50
  20       7.33          10.50       52       9.71          10.50       84       9.80         10.50
  21       6.62          10.50       53       10.02         10.50       85       9.47         10.50
  22       6.88          10.50       54       9.69          10.50       86       9.46         10.50
  23       6.65          10.50       55       9.68          10.50       87       9.77         10.50
  24       8.58          10.50       56       10.71         10.71       88       9.44         10.50
  25       8.32          10.50       57       9.66          10.50       89       9.75         10.50
  26       8.32          10.50       58       9.97          10.50       90       9.42         10.50
  27       8.59          10.50       59       9.64          10.50       91       9.41         10.50
  28       8.32          10.50       60       10.01         10.50       92      10.41         10.50
  29       8.59          10.50       61       9.68          10.50       93       9.39         10.50
  30       9.11          10.50       62       9.67          10.50       94       9.69         10.50
  31       9.11          10.50       63       9.98          10.50       95       9.37         10.50
  32       9.73          10.50       64       9.65          10.50       96       9.67         10.50
 ------   ---------  ------------   ------  ----------- -------------  ------ ----------- -------------

 (1) Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
 (2) Assumes payments are received from the related yield maintenance agreement.
 (3) Assumes the Pricing Prepayment Speed to call.

            RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc.("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                           EXCESS SPREAD   (1)(2)
                        FWD 6                                   FWD 1      FWD 6
          FWD 1 MONTH   MONTH      STATIC     FORWARD           MONTH      MONTH    STATIC     FORWARD
  PERIOD    LIBOR %    LIBOR %    LIBOR (%)   LIBOR (%) PERIOD  LIBOR %    LIBOR %  LIBOR (%)  LIBOR (%)
  ------  -----------  -------    --------- ---------  ------  -------    -------  ---------  --------
     1      3.33000    3.68200     2.3287     2.3287     49    4.35238    4.40451   4.4811     4.4126
     2      3.51023    3.78330     2.7157     2.5737     50    4.35701    4.40980   4.4668     4.4030
     3      3.63124    3.84800     2.8087     2.5806     51    4.36182    4.41536   4.5148     4.4621
     4      3.69959    3.89885     2.7082     2.4213     52    4.36684    4.42123   4.4478     4.3774
     5      3.86018    3.94583     2.7989     2.4043     53    4.37210    4.42745   4.4957     4.4362
     6      3.93055    3.95698     2.6988     2.2409     54    4.37765    4.43405   4.4284     4.3683
     7      3.89121    3.95896     2.6932     2.2683     55    4.38353    4.44108   4.4185     4.3549
     8      3.89233    3.97524     2.9660     2.5848     56    4.38976    4.44856   4.5811     4.5577
     9      3.93145    3.99903     2.6809     2.2342     57    4.39640    4.45641   4.4010     4.3289
     10     3.97696    4.02380     2.7649     2.3050     58    4.40347    4.46456   4.4508     4.3896
     11     3.92602    4.04820     2.6663     2.2321     59    4.41102    4.47289   4.3858     4.3053
     12     3.94220    4.08812     2.7481     2.3213     60    4.41908    4.48130   4.4899     4.4510
     13     3.98730    4.13155     2.6508     2.1835     61    4.42757    4.48967   4.4243     4.3654
     14     4.03276    4.17278     2.6435     2.1496     62    4.43604    4.49790   4.4161     4.3521
     15     4.07766    4.21076     2.7273     2.2204     63    4.44436    4.50596   4.4653     4.4118
     16     4.12093    4.24442     2.6382     2.0867     64    4.45254    4.51384   4.3995     4.3257
     17     4.16153    4.27268     2.7195     2.1642     65    4.46055    4.52153   4.4486     4.3857
     18     4.19840    4.29447     2.6326     2.0477     66    4.46838    4.52902   4.3853     4.3342
     19     4.23049    4.30871     2.6294     2.0334     67    4.47604    4.53631   4.3798     4.3241
     20     4.25674    4.31465     2.8682     2.3134     68    4.48351    4.54339   4.5468     4.5346
     21     4.27611    4.31287     2.6269     2.0213     69    4.49078    4.55031   4.3688     4.3035
     22     4.28754    4.30454     2.7257     2.1286     70    4.49784    4.55713   4.4208     4.3674
     23     4.28998    4.29114     2.6514     2.0473     71    4.50468    4.56389   4.3578     4.2836
     24     4.28237    4.27442     4.3188     3.8306     72    4.51130    4.57067   4.4098     4.3682
     25     4.26550    4.25647     4.2769     3.7804     73    4.51775    4.57752   4.3469     4.2846
     26     4.24625    4.23934     4.2866     3.8025     74    4.52426    4.58452   4.3414     4.2746
     27     4.22702    4.22403     4.3711     3.9179     75    4.53089    4.59167   4.3934     4.3389
     28     4.20851    4.21127     4.3098     3.8536     76    4.53767    4.59899   4.3304     4.2548
     29     4.19145    4.20178     4.3941     3.9664     77    4.54459    4.60649   4.3824     4.3191
     30     4.17654    4.19629     4.3357     4.0830     78    4.55168    4.61419   4.3195     4.2555
     31     4.16448    4.19551     4.3509     4.1106     79    4.55893    4.62208   4.3140     4.2454
     32     4.15599    4.19994     4.5169     4.3071     80    4.56637    4.63019   4.4236     4.3845
     33     4.15179    4.20911     4.4073     4.1531     81    4.57400    4.63853   4.3031     4.2245
     34     4.15256    4.22222     4.5111     4.2617     82    4.58183    4.64712   4.3552     4.2892
     35     4.15904    4.23827     4.4715     4.1877     83    4.58988    4.65600   4.2922     4.2036
     36     4.17193    4.25617     4.5796     4.3265     84    4.59815    4.66517   4.3443     4.2920
     37     4.19060    4.27464     4.5406     4.2444     85    4.60666    4.67466   4.2814     4.2062
     38     4.21011    4.29250     4.6116     4.3119     86    4.61547    4.68449   4.2759     4.1952
     39     4.22905    4.30938     4.6802     4.4643     87    4.62459    4.69468   4.3280     4.2596
     40     4.24725    4.32510     4.6070     4.4229     88    4.63405    4.70524   4.2651     4.1730
     41     4.26456    4.33952     4.6641     4.5113     89    4.64385    4.71619   4.3172     4.2374
     42     4.28083    4.35246     4.5850     4.4665     90    4.65401    4.72753   4.2543     4.1786
     43     4.29588    4.36377     4.5721     4.4543     91    4.66453    4.73929   4.2489     4.1672
     44     4.30957    4.37336     4.7512     4.6807     92    4.67544    4.75143   4.4159     4.3840
     45     4.32173    4.38141     4.5427     4.4280     93    4.68675    4.76376   4.2381     4.1429
     46     4.33221    4.38821     4.5899     4.4942     94    4.69847    4.77603   4.2902     4.2076
     47     4.34085    4.39409     4.5124     4.4062     95    4.71061    4.78797   4.2273     4.1184
     48     4.34749    4.39939     4.5566     4.4955


----------

(1)       Assumes the Pricing Prepayment Speed to call.

(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

                                                                             20


          RBS GREENWICH CAPITAL                        FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES


CLASS                      M-1              M-2                M-3
RATING (S/M/F)            Aa2/AA            A2/A               A3/A-

LOSS SEVERITY               30%              30%                30%
DEFAULT                  50.49 CDR        29.47 CDR          25.88 CDR
COLLATERAL LOSS            21.33%           16.48%             15.34%

LOSS SEVERITY               40%              40%                40%
DEFAULT                  30.96 CDR        19.82 CDR           17.7 CDR
COLLATERAL LOSS            22.56%           17.42%             16.19%

LOSS SEVERITY               50%              50%                50%
DEFAULT                  22.25 CDR        14.92 CDR          13.44 CDR
COLLATERAL LOSS            23.39%           18.03%             16.75%





CLASS                      M-4              M-5                M-6
RATING (S/M/F)           Baa1/BBB+        Baa2/BBB           Baa3/BBB-

LOSS SEVERITY               30%              30%                30%
DEFAULT                  21.97 CDR        19.49 CDR          16.99 CDR
COLLATERAL LOSS           13.92%           12.92%             11.82%

LOSS SEVERITY               40%              40%                40%
DEFAULT                  15.30 CDR        13.73 CDR          12.11 CDR
COLLATERAL LOSS            14.68%           13.61%             12.43%

LOSS SEVERITY               50%              50%                50%
DEFAULT                   11.73 CDR        10.58 CDR           9.40 CDR
COLLATERAL LOSS            15.17%           14.04%             12.81%


ASSUMPTIONS:

1) Run at the Pricing Speed to Maturity

2) Forward LIBOR

3) Triggers are failing

4) 12 month liquidation lag

5) "Break" is the CDR that creates the first dollar of principal loss on the related bond

6) Defaults are in addition to prepayments

                                                                            21


        RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                            WEIGHTED AVERAGE LIFE TABLES


CLASS AF-1 TO CALL


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         1.66      1.23       1.00        0.86       0.76
MDUR (YR)                        1.57      1.18       0.96        0.83       0.74
FIRST PRIN PAY                    1         1          1           1           1
LAST PRIN PAY                     40        28         22          18         16



CLASS AF-1 TO MATURITY


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         1.66      1.23       1.00        0.86       0.76
MDUR (YR)                        1.57      1.18       0.96        0.83       0.74
FIRST PRIN PAY                    1         1          1           1           1
LAST PRIN PAY                     40        28         22          18         16


CLASS AF-2 TO CALL


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         3.62      2.57       2.00        1.65       1.41
MDUR (YR)                        3.28      2.38       1.88        1.56       1.34
FIRST PRIN PAY                    40        28         22          18         16
LAST PRIN PAY                     47        33         26          21         18


CLASS AF-2 TO MATURITY


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         3.62      2.57       2.00        1.65       1.41
MDUR (YR)                        3.28      2.38       1.88        1.56       1.34
FIRST PRIN PAY                    40        28         22          18         16
LAST PRIN PAY                     47        33         26          21         18

                                                                             22


          RBS GREENWICH CAPITAL                FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc.("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS AF-3 TO CALL


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         6.42      4.47       3.00        2.19       1.79
MDUR (YR)                        5.41      3.94       2.74        2.05       1.69
FIRST PRIN PAY                    47        33         26          21         18
LAST PRIN PAY                    111        75         55          30         24


CLASS AF-3 TO MATURITY


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         6.42      4.47       3.00        2.19       1.79
MDUR (YR)                        5.41      3.94       2.74        2.05       1.69
FIRST PRIN PAY                    47        33         26          21         18
LAST PRIN PAY                    111        75         55          30         24


CLASS AF-4 TO CALL


PREPAY SPEED                    50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         9.95      6.74       5.00        2.59       2.11
MDUR (YR)                        7.73      5.63       4.35        2.38       1.96
FIRST PRIN PAY                   111        75         55          30         24
LAST PRIN PAY                    128        87         65          32         26


CLASS AF-4 TO MATURITY


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         9.95      6.74       5.00        2.59       2.11
MDUR (YR)                        7.73      5.63       4.35        2.38       1.96
FIRST PRIN PAY                   111        75         55          30         24
LAST PRIN PAY                    128        87         65          32         26

                                                                            23


             RBS GREENWICH CAPITAL              FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS AF-5 TO CALL


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                        14.00      9.63       7.19        4.29       2.44
MDUR (YR)                        9.75      7.42       5.87        3.71       2.24
FIRST PRIN PAY                   128        87         65          32         26
LAST PRIN PAY                    184       127         95          75         33



CLASS AF-5 TO MATURITY



PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                        16.27     11.58       8.72        5.50       2.44
MDUR (YR)                       10.61      8.37       6.75        4.49       2.24
FIRST PRIN PAY                   128        87         65          32         26
LAST PRIN PAY                    332       276        218         175         33



CLASS AV-1 TO CALL



PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         1.49      1.00       0.75        0.60       0.49
MDUR (YR)                        1.41      0.96       0.73        0.58       0.48
FIRST PRIN PAY                    1         1          1           1           1
LAST PRIN PAY                     40        26         19          15         12


CLASS AV-1 TO MATURITY


PREPAY SPEED                   50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
-------------                  -------   -------    --------    --------   --------
WAL (YR)                         1.49      1.00       0.75        0.60       0.49
MDUR (YR)                        1.41      0.96       0.73        0.58       0.48
FIRST PRIN PAY                    1         1          1           1           1
LAST PRIN PAY                     40        26         19          15         12


      RBS GREENWICH CAPITAL                      FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS AV-2 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                         4.56      2.90       2.07        1.60       1.29
   MDUR (YR)                        4.12      2.70       1.96        1.53       1.24
   FIRST PRIN PAY                    40        26         19          15         12
   LAST PRIN PAY                    108        57         31          24         19
------------------------------    -------   -------    --------    --------   --------


CLASS AV-2 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                         4.56      2.90       2.07        1.60       1.29
   MDUR (YR)                        4.12      2.70       1.96        1.53       1.24
   FIRST PRIN PAY                    40        26         19          15         12
   LAST PRIN PAY                    108        57         31          24         19
------------------------------    -------   -------    --------    --------   --------



CLASS M-1 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.40        5.37       4.77
   MDUR (YR)                        8.10      5.89       4.74        4.75       4.27
   FIRST PRIN PAY                    59        39         42          50         33
   LAST PRIN PAY                    184       127         95          75         61
------------------------------    -------   -------    --------    --------   --------



CLASS M-1 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        11.12      7.74       6.02        5.86       6.12
   MDUR (YR)                        8.55      6.35       5.15        5.11       5.28
   FIRST PRIN PAY                    59        39         42          50         33
   LAST PRIN PAY                    317       252        196         156         144
------------------------------    -------   -------    --------    --------   --------

                                                                             25


           RBS GREENWICH CAPITAL               FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



CLASS M-2 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.29        4.63        4.20
   MDUR (YR)                        8.01      5.84       4.62        4.13        3.78
   FIRST PRIN PAY                    59        39         40          43          42
   LAST PRIN PAY                    184        127        95          75          61
------------------------------    -------   -------    --------    --------   --------



CLASS M-2 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        11.09      7.70       5.88        5.10        4.58
   MDUR (YR)                        8.43      6.27       5.01        4.46        4.07
   FIRST PRIN PAY                    59        39         40          43          42
   LAST PRIN PAY                    303        233        179        143         117
------------------------------    -------   -------    --------    --------   --------



CLASS M-3 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.26        4.49        3.94
   MDUR (YR)                        7.98      5.83       4.59        4.00        3.56
   FIRST PRIN PAY                    59        39         39          42          41
   LAST PRIN PAY                    184        127        95          75          61
------------------------------    -------   -------    --------    --------   --------



CLASS M-3 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        11.05      7.66       5.82        4.93        4.30
   MDUR (YR)                        8.39      6.24       4.95        4.31        3.83
   FIRST PRIN PAY                    59        39         39          42          41
   LAST PRIN PAY                    287        215        164        130         106
------------------------------    -------   -------    --------    --------   --------

                                                                              26


                RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS M-4 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.26        4.45        3.88
   MDUR (YR)                        7.72      5.69       4.50        3.90        3.46
   FIRST PRIN PAY                    59        39         39          41          39
   LAST PRIN PAY                    184        127        95          75          61
------------------------------    -------   -------    --------    --------   --------



CLASS M-4 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        11.03      7.64       5.80        4.87        4.22
   MDUR (YR)                        8.08      6.06       4.83        4.19        3.71
   FIRST PRIN PAY                    59        39         39          41          39
   LAST PRIN PAY                    281        209        160        127         103
------------------------------    -------   -------    --------    --------   --------



CLASS M-5 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.25        4.42        3.82
   MDUR (YR)                        7.65      5.65       4.47        3.86        3.40
   FIRST PRIN PAY                    59        39         38          41          39
   LAST PRIN PAY                    184        127        95          75          61
------------------------------    -------   -------    --------    --------   --------



CLASS M-5 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
------------------------------    -------   -------    --------    --------   --------
   WAL (YR)                        11.00      7.61       5.77        4.82        4.15
   MDUR (YR)                        8.00      6.01       4.79        4.14        3.64
   FIRST PRIN PAY                    59        39         38          41          39
   LAST PRIN PAY                    274        202        154        122          99
------------------------------    -------   -------    --------    --------   --------

                                                                              27



         RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS M-6 TO CALL

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
---------------------------       -------   -------    --------    --------   --------
   WAL (YR)                        10.19      6.95       5.24        4.39        3.78
   MDUR (YR)                        7.45      5.54       4.39        3.78        3.32
   FIRST PRIN PAY                    59        39         38          40          38
   LAST PRIN PAY                    184        127        95          75          61
---------------------------       -------   -------    --------    --------   --------



CLASS M-6 TO MATURITY

PREPAY SPEED                      50% PPC   75% PPC    100% PPC    125% PPC   150% PPC
----------------------------      -------   -------    --------    --------   --------
   WAL (YR)                        10.97      7.58       5.73        4.77        4.09
   MDUR (YR)                        7.75      5.86       4.68        4.04        3.54
   FIRST PRIN PAY                    59        39         38          40          38
   LAST PRIN PAY                    268        196        149        118          96
----------------------------      -------   -------    --------    --------   --------

                                                                              28

         RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                      STATISTICAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                MINIMUM      MAXIMUM
                                                                           -------------  -----------

Scheduled Principal Balance                           $327,442,053               $22,991     $750,000
Average Scheduled Principal Balance                       $159,262
Number of Mortgage Loans                                     2,056

Weighted Average Gross Coupon                                7.385%               5.000%      11.500%
Weighted Average FICO Score                                    635                  525          809
Weighted Average Original LTV                                84.62%               13.74%      100.00%

Weighted Average Original Term                           354 months            60 months   360 months
Weighted Average Stated Remaining Term                   352 months            58 months   360 months
Weighted Average Seasoning                                 1 months             0 months    16 months

Weighted Average Gross Margin                                6.494%               1.500%       6.500%
Weighted Average Minimum Interest Rate                       7.411%               6.330%      10.250%
Weighted Average Maximum Interest Rate                      13.363%              11.120%      16.250%
Weighted Average Initial Rate Cap                            3.000%               3.000%       3.000%
Weighted Average Subsequent Rate Cap                         1.499%               1.000%       1.500%
Weighted Average Months to Roll                           24 months            15 months    60 months

Maturity Date                                                                 May 1 2010  Jul 15 2035
Maximum Zip Code Concentration                                0.65%                08260

ARM                                                          66.32%   Cash Out Refinance       65.54%
Fixed Rate                                                   33.68%   Purchase                 23.38%
                                                                      Rate/Term Refinance      11.08%
2/28 6 Mo LIBOR ARM                                          63.66%
3/27 6 Mo LIBOR ARM                                           0.03%   5 Units                   1.10%
5/25 6 MO LIBOR                                               2.62%   6 Units                   3.07%
Balloon 5 Year                                                0.07%   7 Units                   0.95%
Balloon 10 Year                                               0.39%   8 Units                   0.86%
Balloon 15 Year                                               0.16%   Condominium               2.94%
Fixed Rate 10 Year                                            0.29%   Duplex                    3.63%
Fixed Rate 15 Year                                            1.42%   Mixed Use                 0.19%
Fixed Rate 20 Year                                            1.32%   Quadruplex                1.17%
Fixed Rate 25 Year                                            0.17%   Row Home                  0.57%
Fixed Rate 30 Year                                           29.87%   Single Family            82.97%
                                                                      Townhouse                 1.19%
Not Interest Only                                           100.00%   Triplex                   1.37%

Prepay Penalty: N/A                                          38.30%   Investor Non-owner       12.43%
Prepay Penalty: 12 months                                     0.92%   Primary                  83.37%
Prepay Penalty: 24 months                                    36.69%   Second Home               4.20%
Prepay Penalty: 30 months                                     2.58%
Prepay Penalty: 36 months                                    21.51%   No Silent Second        100.00%

First Lien                                                   99.96%   Top 5 States:
Second Lien                                                   0.04%   New Jersey               10.74%
                                                                      North Carolina           10.02%
AIV                                                          16.71%   Pennsylvania              8.89%
Full Doc                                                     69.60%   Maryland                  4.97%
Lite Doc                                                      0.61%   California                4.68%
SI                                                           12.64%
Streamline                                                    0.43%


                                                                              29

          RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE   WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED    AVERAGE  WEIGHTED
                                # OF        PRINCIPAL      CURR      GROSS  REMAINING   COMBINED   AVERAGE
CURRENT PRINCIPAL BALANCE      LOANS          BALANCE  PRIN BAL     COUPON       TERM   ORIG LTV      FICO
--------------------------  --------   --------------  ---------  --------  ---------  ---------  --------

      0.01 - 50,000.00           120     4,841,124.09      1.48%     8.821        334      75.62       602
 50,000.01 - 100,000.00          545    41,907,660.03     12.80%     7.787        348      83.35       626
100,000.01 - 150,000.00          553    68,413,386.77     20.89%     7.422        352      85.46       632
150,000.01 - 200,000.00          334    58,098,198.48     17.74%     7.349        354      86.01       637
200,000.01 - 250,000.00          185    41,414,449.77     12.65%     7.392        352      86.24       631
250,000.01 - 300,000.00          119    32,356,571.08      9.88%     7.078        355      83.95       644
300,000.01 - 350,000.00           76    24,497,452.33      7.48%     7.331        355      83.41       638
350,000.01 - 400,000.00           49    18,204,219.41      5.56%     7.252        359      86.53       650
400,000.01 - 450,000.00           30    12,736,787.74      3.89%     7.230        359      84.68       650
450,000.01 - 500,000.00           19     9,040,680.97      2.76%     7.181        349      78.12       630
500,000.01 - 550,000.00            8     4,281,095.95      1.31%     7.159        359      85.17       667
550,000.01 - 600,000.00            3     1,742,082.88      0.53%     7.151        360      72.32       615
600,000.01 - 650,000.00            7     4,349,645.94      1.33%     6.997        358      82.24       634
650,000.01 - 700,000.00            4     2,664,486.47      0.81%     6.880        359      85.90       683
700,000.01 - 750,000.00            4     2,894,211.32      0.88%     6.441        300      81.85       626
--------------------------  --------   --------------  ---------  --------  ---------  ---------  --------
TOTAL                          2,056   327,442,053.23    100.00%     7.385        352      84.62       635

                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE   WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED    AVERAGE  WEIGHTED
                                # OF        PRINCIPAL      CURR      GROSS  REMAINING   COMBINED   AVERAGE
CURRENT GROSS RATE             LOANS          BALANCE  PRIN BAL     COUPON       TERM   ORIG LTV      FICO
-------------------         --------   --------------  ---------  --------  ---------  ---------  --------

5.000 - 5.499                     12     2,648,824.94      0.81%     5.271        358      82.44       650
5.500 - 5.999                     63    12,938,486.55      3.95%     5.811        357      77.96       658
6.000 - 6.499                    121    24,887,338.67      7.60%     6.265        344      79.03       647
6.500 - 6.999                    344    67,015,276.11     20.47%     6.759        356      81.19       647
7.000 - 7.499                    393    65,520,112.46     20.01%     7.238        356      85.12       640
7.500 - 7.999                    517    84,491,938.93     25.80%     7.715        352      87.65       637
8.000 - 8.499                    308    40,868,330.68     12.48%     8.208        348      88.14       617
8.500 - 8.999                    197    20,578,449.94      6.28%     8.697        345      85.58       604
9.000 - 9.499                     64     6,014,623.63      1.84%     9.180        351      85.71       598
9.500 - 9.999                     21     1,702,861.87      0.52%     9.651        341      86.95       582
10.000 - 10.499                   13       666,735.58      0.20%    10.085        350      80.20       570
10.500 - 10.999                    2        82,303.78      0.03%    10.750        176      92.79       587
11.500 - 11.999                    1        26,770.09      0.01%    11.500        175      99.98       644
-------------------         --------   --------------  ---------  --------  ---------  ---------  --------
TOTAL                           2,056  327,442,053.23    100.00%     7.385        352      84.62       635

                                                                             30


                RBS GREENWICH CAPITAL            FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                              WEIGHTED
                                                                   WEIGHTED    AVERAGE  WEIGHTED
                                             CURRENT     PCT BY     AVERAGE     STATED   AVERAGE  WEIGHTED
                               # OF        PRINCIPAL  CURR PRIN       GROSS  REMAINING  COMBINED   AVERAGE
FICO                          LOANS          BALANCE        BAL      COUPON       TERM  ORIG LTV      FICO
-------------------         -------   --------------  ---------    --------  ---------  --------  --------
520 - 539                        69    10,800,630.88      3.30%       8.159        359     82.51       532
540 - 559                       127    16,307,602.17      4.98%       8.033        355     81.62       550
560 - 579                       183    25,978,157.08      7.93%       7.676        354     81.91       571
580 - 599                       226    33,087,275.67     10.10%       7.395        355     81.90       590
600 - 619                       279    43,831,340.46     13.39%       7.386        349     83.83       609
620 - 639                       329    52,572,550.41     16.06%       7.286        355     87.64       629
640 - 659                       276    44,464,161.21     13.58%       7.308        352     86.27       650
660 - 679                       211    35,105,260.37     10.72%       7.233        351     87.08       669
680 - 699                       137    24,364,653.71      7.44%       7.207        353     84.00       690
700+                            217    40,489,621.27     12.37%       7.173        346     83.76       736
None                              2       440,800.00      0.13%       7.185        360     79.56         0
-------------------         -------   --------------  ---------    --------  ---------  --------  --------
TOTAL                         2,056   327,442,053.23     100.00%      7.385        352     84.62       635

                                                                              WEIGHTED
                                                                   WEIGHTED    AVERAGE  WEIGHTED
                                             CURRENT     PCT BY     AVERAGE     STATED   AVERAGE  WEIGHTED
                               # OF        PRINCIPAL  CURR PRIN       GROSS  REMAINING  COMBINED   AVERAGE
ORIGINAL LTV                  LOANS          BALANCE        BAL      COUPON       TERM  ORIG LTV      FICO
-------------------         -------   --------------   ---------    -------  ---------  --------  --------
0.01 - 49.99                     54     6,541,976.22       2.00%      7.184        335     42.05       633
50.00 - 59.99                    44     7,709,773.68       2.35%      6.705        357     55.36       646
60.00 - 69.99                   131    19,400,899.43       5.92%      7.123        352     65.79       623
70.00 - 79.99                   300    48,895,283.08      14.93%      7.242        345     75.52       642
80.00                           172    26,114,341.85       7.98%      7.146        351     80.00       638
80.01 - 89.99                   502    80,497,004.57      24.58%      7.353        355     85.14       623
90.00 - 99.99                   586    93,577,107.16      28.58%      7.537        354     92.15       634
100.00                          267    44,705,667.24      13.65%      7.678        355    100.00       656
-------------------         -------   --------------   ---------    -------  ---------  --------  --------
TOTAL                         2,056   327,442,053.23     100.00%      7.385        352     84.62       635

                                                                              WEIGHTED
                                                                   WEIGHTED    AVERAGE  WEIGHTED
                                             CURRENT     PCT BY     AVERAGE     STATED   AVERAGE  WEIGHTED
                               # OF        PRINCIPAL  CURR PRIN       GROSS  REMAINING  COMBINED   AVERAGE
ORIGINAL TERM (MONTHS)        LOANS          BALANCE        BAL      COUPON       TERM  ORIG LTV      FICO
-----------------------     -------   --------------   ---------    -------  ---------  --------  --------
60                                1       219,782.59       0.07%      8.380         58     80.00       684
120                              11     2,220,471.28       0.68%      7.453        118     71.97       675
180                              54     5,175,362.18       1.58%      7.679        178     81.08       649
240                              37     4,308,404.12       1.32%      7.941        238     81.55       635
300                               3       518,313.69       0.16%      7.012        299     82.50       715
348                               1       177,000.00       0.05%      7.000        348    100.00       657
360                           1,949   314,822,719.37      96.15%      7.372        359     84.81       635
-----------------------     -------   --------------   ---------    -------  ---------  --------  --------
TOTAL                         2,056   327,442,053.23     100.00%      7.385        352     84.62       635

                                                                              31

                  RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                 CURRENT    PCT BY    AVERAGE    STATED  AVERAGE WEIGHTED
                                    # OF       PRINCIPAL CURR PRIN      GROSS REMAINING COMBINED  AVERAGE
STATED REMAINING TERM (MONTHS)     LOANS         BALANCE       BAL     COUPON      TERM ORIG LTV     FICO
-------------------------------  -------   -------------   --------   -------  --------  -------  -------
  1 - 60                               1      219,782.59      0.07%     8.380        58    80.00      684
 61 - 120                             11    2,220,471.28      0.68%     7.453       118    71.97      675
121 - 180                             54    5,175,362.18      1.58%     7.679       178    81.08      649
181 - 240                             37    4,308,404.12      1.32%     7.941       238    81.55      635
241 - 300                              3      518,313.69      0.16%     7.012       299    82.50      715
301 - 360                          1,950  314,999,719.37     96.20%     7.372       359    84.81      635
-------------------------------  -------   -------------   --------   -------  --------  -------  -------
TOTAL                              2,056  327,442,053.23    100.00%     7.385       352    84.62      635


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                 CURRENT    PCT BY    AVERAGE    STATED  AVERAGE  WEIGHTED
                                    # OF       PRINCIPAL CURR PRIN      GROSS REMAINING COMBINED   AVERAGE
FRM/ARM                            LOANS         BALANCE       BAL     COUPON      TERM ORIG LTV      FICO
----------                       -------   -------------   --------  --------  --------  -------   -------
ARM                                1,261  217,143,654.77     66.32%     7.360       359    85.27       631
Fixed Rate                           795  110,298,398.46     33.68%     7.434       340    83.33       643
----------                       -------   -------------   --------  --------  --------  -------  -------
TOTAL                              2,056  327,442,053.23    100.00%     7.385       352    84.62       635

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                 CURRENT    PCT BY    AVERAGE    STATED  AVERAGE WEIGHTED
                                    # OF       PRINCIPAL CURR PRIN      GROSS REMAINING COMBINED  AVERAGE
PRODUCT                            LOANS         BALANCE       BAL     COUPON      TERM ORIG LTV     FICO
----------                       -------   -------------   --------  --------  --------  -------  -------
2/28 6 Mo LIBOR ARM                1,222  208,453,499.35     63.66%     7.352       359    85.65      629
3/27 6 Mo LIBOR ARM                    1      101,421.74      0.03%     5.380       354    78.46      653
5/25 6 MO LIBOR                       38    8,588,733.68      2.62%     7.560       358    76.09      679
Balloon 5 Year                         1      219,782.59      0.07%     8.380        58    80.00      684
Balloon 10 Year                        6    1,275,681.64      0.39%     8.092       119    73.86      721
Balloon 15 Year                        6      532,247.68      0.16%     8.493       179    70.82      717
Fixed Rate 10 Year                     5      944,789.64      0.29%     6.591       117    69.43      612
Fixed Rate 15 Year                    48    4,643,114.50      1.42%     7.586       178    82.26      642
Fixed Rate 20 Year                    37    4,308,404.12      1.32%     7.941       238    81.55      635
Fixed Rate 25 Year                     3      559,960.00      0.17%     6.871       315    97.04      701
Fixed Rate 30 Year                   689   97,814,418.29     29.87%     7.400       358    83.71      642
----------                       -------   -------------   --------  --------  --------  -------  -------
TOTAL                              2,056  327,442,053.23    100.00%     7.385       352    84.62      635


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                 CURRENT    PCT BY    AVERAGE    STATED  AVERAGE WEIGHTED
                                    # OF       PRINCIPAL CURR PRIN      GROSS REMAINING COMBINED  AVERAGE
INTEREST ONLY                      LOANS         BALANCE       BAL     COUPON      TERM ORIG LTV     FICO
-----------------                -------   -------------   --------  --------  --------  -------  -------
Not Interest Only                  2,056  327,442,053.23    100.00%     7.385       352    84.62      635
-----------------                -------   -------------   --------  --------  --------  -------  -------
TOTAL                              2,056  327,442,053.23    100.00%     7.385       352    84.62      635

                                                                              32


      RBS GREENWICH CAPITAL                  FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
(MONTHS)                            LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
-------------------------------   -------   -------------   --------   ------  --------  -------  -------
Prepay Penalty: N/A                   804  125,422,406.74     38.30%    7.449       352    84.01      635
Prepay Penalty: 12 months              12    3,028,305.16      0.92%    7.293       331    87.74      698
Prepay Penalty: 24 months             701  120,131,990.74     36.69%    7.327       358    85.83      627
Prepay Penalty: 30 months              35    8,434,987.80      2.58%    7.469       354    88.78      637
Prepay Penalty: 36 months             504   70,424,362.79     21.51%    7.362       342    83.00      647
-------------------------------   -------   -------------   --------   ------  --------  -------  -------
TOTAL                               2,056  327,442,053.23    100.00%    7.385       352    84.62      635


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
LIEN                                LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
-------                           -------   -------------   --------   ------  --------  -------  -------
First Lien                          2,052  327,300,499.89     99.96%    7.383       352    84.61      635
Second Lien                             4      141,553.34      0.04%   10.720       176    95.81      614
-------                           -------   -------------   --------   ------  --------  -------  -------
TOTAL                               2,056  327,442,053.23    100.00%    7.385       352    84.62      635


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
DOCUMENTATION TYPE                  LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------             -------   -------------   --------   ------  --------  -------  -------
AIV                                   274   54,730,626.85     16.71%    7.340       353    87.14      637
Full Doc                            1,538  227,898,232.67     69.60%    7.379       352    84.97      635
Lite Doc                               10    2,009,725.96      0.61%    6.993       349    73.01      623
SI                                    224   41,383,935.22     12.64%    7.505       353    80.11      635
Streamline                             10    1,419,532.53      0.43%    7.101       358    78.86      672
---------------------             -------   -------------   --------   ------  --------  -------  -------
TOTAL                               2,056  327,442,053.23    100.00%    7.385       352    84.62      635

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
LOAN PURPOSE                        LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
-----------------                 -------   -------------   --------   ------  --------  -------  -------
Cash Out Refinance                  1,370  214,615,401.18     65.54%    7.340       351    83.81      624
Purchase                              428   76,547,277.36     23.38%    7.530       354    86.70      668
Rate/Term Refinance                   258   36,279,374.69     11.08%    7.343       354    85.00      633
-----------------                 -------   -------------   --------   ------  --------  -------  -------
TOTAL                               2,056  327,442,053.23    100.00%    7.385       352    84.62      635

                                                                              33


          RBS GREENWICH CAPITAL               FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                            WEIGHTED
                                                                WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT      PCT BY     AVERAGE      STATED   AVERAGE  WEIGHTED
                          # OF         PRINCIPAL   CURR PRIN       GROSS   REMAINING  COMBINED   AVERAGE
PROPERTY TYPE            LOANS           BALANCE         BAL      COUPON        TERM  ORIG LTV      FICO
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
5 Units                     18      3,606,482.68        1.10%      7.841         341     76.09       690
6 Units                     42     10,051,209.63        3.07%      7.425         327     74.69       701
7 Units                     12      3,100,463.37        0.95%      7.722         345     77.12       688
8 Units                     10      2,819,918.17        0.86%      7.411         359     71.43       687
Condominium                 56      9,620,075.79        2.94%      7.362         351     88.00       671
Duplex                      74     11,870,362.99        3.63%      7.521         355     80.35       653
Mixed Use                    2        638,123.68        0.19%      6.586         357     48.96       598
Quadruplex                  17      3,825,596.80        1.17%      7.515         358     75.75       669
Row Home                    24      1,873,106.31        0.57%      7.682         347     82.41       624
Single Family            1,762    271,664,827.03       82.97%      7.362         353     85.70       628
Townhouse                   19      3,891,927.80        1.19%      7.145         356     85.66       648
Triplex                     20      4,479,958.98        1.37%      7.802         352     78.37       660
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
TOTAL                    2,056    327,442,053.23      100.00%      7.385         352     84.62       635


                                                                            WEIGHTED
                                                                WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT      PCT BY     AVERAGE      STATED   AVERAGE  WEIGHTED
                          # OF         PRINCIPAL   CURR PRIN       GROSS   REMAINING  COMBINED   AVERAGE
OCCUPANCY STATUS         LOANS           BALANCE         BAL      COUPON        TERM  ORIG LTV      FICO
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
Investor Non-owner         253     40,701,878.42       12.43%      7.594         346     76.86       684
Primary                  1,738    272,995,110.94       83.37%      7.354         353     85.48       626
Second Home                 65     13,745,063.87        4.20%      7.372         357     90.51       675
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
TOTAL                    2,056    327,442,053.23      100.00%      7.385         352     84.62       635



                                                                            WEIGHTED
                                                                WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT      PCT BY     AVERAGE      STATED   AVERAGE  WEIGHTED
                          # OF         PRINCIPAL   CURR PRIN       GROSS   REMAINING  COMBINED   AVERAGE
CREDIT GRADE             LOANS           BALANCE         BAL      COUPON        TERM  ORIG LTV      FICO
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
A                        1,528    251,719,551.68       76.87%      7.266         351     85.42       656
B                          231     34,966,983.59       10.68%      7.442         355     82.51       583
C                          287     38,960,917.96       11.90%      8.064         357     81.18       555
D                           10      1,794,600.00        0.55%      8.188         360     88.17       537
----------------------   -----     -------------   ----------   --------   ---------  --------  --------
TOTAL                    2,056    327,442,053.23      100.00%      7.385         352     84.62       635


                                                                              34

                RBS GREENWICH CAPITAL      FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                           WEIGHTED
                                                               WEIGHTED     AVERAGE   WEIGHTED
                                      CURRENT       PCT BY      AVERAGE      STATED    AVERAGE   WEIGHTED
                      # OF          PRINCIPAL    CURR PRIN        GROSS   REMAINING   COMBINED    AVERAGE
STATE                LOANS            BALANCE          BAL       COUPON        TERM   ORIG LTV       FICO
----------------     -----      -------------    ----------    --------   ---------   --------    -------
Arizona                 55       9,652,134.98         2.95%       7.051         354      85.31       634
California              55      15,323,359.33         4.68%       6.688         357      77.56       634
Colorado                14       2,465,991.44         0.75%       7.081         358      84.93       637
Connecticut             47       9,465,791.65         2.89%       7.241         347      77.52       650
Delaware                27       4,381,905.24         1.34%       7.350         353      84.38       633
Florida                 83      13,480,022.30         4.12%       7.316         355      87.19       639
Georgia                 98      14,083,067.65         4.30%       7.435         351      88.30       639
Idaho                    4         446,655.50         0.14%       6.431         358      81.36       678
Illinois                53       9,013,397.08         2.75%       7.652         358      87.39       630
Indiana                 28       2,710,085.21         0.83%       7.773         356      89.60       633
Iowa                    28       2,566,072.70         0.78%       7.753         359      85.81       613
Kansas                  31       3,678,634.51         1.12%       7.648         349      89.84       624
Kentucky                16       1,746,582.05         0.53%       7.834         359      90.53       633
Maine                   12       1,508,226.53         0.46%       6.784         358      69.60       668
Maryland                77      16,265,101.15         4.97%       6.951         357      84.61       629
Massachusetts           35      10,305,019.03         3.15%       7.147         353      78.79       655
Michigan                56       8,013,170.82         2.45%       7.607         359      88.53       624
Minnesota               41       6,892,478.81         2.10%       7.665         359      85.96       629
Missouri                64       7,597,799.46         2.32%       7.465         350      88.05       632
Montana                 14       2,206,173.44         0.67%       7.552         355      84.01       616
Nebraska                51       4,669,379.97         1.43%       7.762         347      86.73       611
Nevada                  24       5,760,903.46         1.76%       7.157         358      82.79       633
New Hampshire            9       1,432,485.19         0.44%       7.649         327      73.03       702
New Jersey             142      35,181,956.72        10.74%       7.446         348      79.49       646
New Mexico              26       4,238,160.80         1.29%       7.015         331      85.82       633
New York                 1         349,350.56         0.11%       6.380         357      49.30       605
North Carolina         221      32,793,375.83        10.02%       7.411         356      87.74       631
North Dakota             6         617,487.12         0.19%       7.777         359      82.37       616
Ohio                   109      11,856,670.95         3.62%       7.700         354      87.36       622
Oklahoma                 7         563,421.79         0.17%       8.095         358      86.90       626
Oregon                  21       3,432,166.06         1.05%       6.941         339      81.04       661
Pennsylvania           242      29,100,888.88         8.89%       7.681         351      83.87       638
Rhode Island            13       3,334,665.17         1.02%       7.282         323      71.74       665
South Carolina          68       9,477,229.00         2.89%       7.562         344      89.03       617
South Dakota            46       5,320,311.42         1.62%       7.668         359      88.27       632
Tennessee               45       5,589,851.45         1.71%       7.431         343      90.48       638
Texas                    3         391,980.57         0.12%       8.009         314      94.70       622
Utah                     4         625,238.01         0.19%       7.864         359      91.39       642
Virginia                67      13,824,253.57         4.22%       7.198         350      84.69       619
Washington              15       2,377,582.75         0.73%       7.459         356      88.61       641
Wisconsin               97      14,678,229.27         4.48%       7.498         359      89.07       645
Wyoming                  1          24,795.81         0.01%       8.750         177      49.50       581
----------------     -----      -------------    ----------    --------   ---------   --------    -------
TOTAL                2,056     327,442,053.23       100.00%       7.385         352      84.62       635

                                                                              35

              RBS GREENWICH CAPITAL   FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                            WEIGHTED
                                                                WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT      PCT BY     AVERAGE      STATED   AVERAGE  WEIGHTED
                          # OF         PRINCIPAL   CURR PRIN       GROSS   REMAINING  COMBINED   AVERAGE
GROSS MARGIN             LOANS           BALANCE         BAL      COUPON        TERM  ORIG LTV      FICO
----------------------   -----   ---------------   ----------   --------   ---------  --------  --------
1.500 - 1.999                1       235,335.04       0.11%        6.330         356     80.00      629
5.500 - 5.999                1        68,300.00       0.03%        6.750         360     67.89      604
6.500 - 6.999            1,259   216,840,019.73      99.86%        7.361         359     85.28      631
----------------------   -----   --------------   ----------   --------   ---------  --------  --------
TOTAL                    1,261   217,143,654.77     100.00%        7.360         359     85.27      631


                                                                                WEIGHTED
                                                                    WEIGHTED     AVERAGE  WEIGHTED
                                           CURRENT        PCT BY     AVERAGE      STATED   AVERAGE  WEIGHTED
                             # OF        PRINCIPAL     CURR PRIN       GROSS   REMAINING  COMBINED   AVERAGE
MINIMUM INTEREST RATE       LOANS          BALANCE           BAL      COUPON        TERM  ORIG LTV      FICO
----------------------      -----    -------------   ----------    ---------   ---------  --------  --------
6.000 - 6.499                   1       235,335.04        0.11%        6.330         356     80.00       629
6.500 - 6.999                 338    69,040,160.43       31.79%        6.505         359     81.38       642
7.000 - 7.499                 263    47,132,998.95       21.71%        7.235         359     86.03       639
7.500 - 7.999                 339    60,513,906.97       27.87%        7.710         359     87.77       635
8.000 - 8.499                 179    24,795,205.80       11.42%        8.200         359     88.45       604
8.500 - 8.999                  99    11,020,532.42        5.08%        8.677         359     85.82       590
9.000 - 9.499                  33     3,601,465.67        1.66%        9.190         359     85.45       589
9.500 - 9.999                   4       435,739.49        0.20%        9.530         360     84.68       586
10.000 -10.499                  5       368,310.00        0.17%       10.032         359     78.40       546
----------------------      -----    ---------------   ----------   --------   ---------  --------  --------
TOTAL                       1,261   217,143,654.77      100.00%        7.360         359     85.27       631


                                                                               WEIGHTED
                                                                   WEIGHTED     AVERAGE    WEIGHTED
                                              CURRENT     PCT BY    AVERAGE      STATED     AVERAGE   WEIGHTED
                                # OF        PRINCIPAL  CURR PRIN      GROSS   REMAINING    COMBINED    AVERAGE
MAXIMUM INTEREST RATE          LOANS          BALANCE        BAL     COUPON        TERM    ORIG LTV       FICO
---------------------        -------    -------------   ---------  --------   --------    ---------  --------
11.000 -11.499                     9     1,835,085.15       0.85%     5.283        357        80.23       644
11.500 -11.999                    41     8,671,686.90       3.99%     5.826        358        77.85       651
12.000 -12.499                    73    15,019,638.96       6.92%     6.289        358        80.58       634
12.500 -12.999                   214    43,313,584.46      19.95%     6.764        359        82.33       643
13.000 -13.499                   264    47,355,046.18      21.81%     7.238        359        85.98       640
13.500 -13.999                   339    60,368,625.72      27.80%     7.705        359        87.85       635
14.000 -14.499                   177    24,502,678.22      11.28%     8.202        359        88.38       603
14.500 -14.999                   101    11,552,894.02       5.32%     8.628        359        85.86       590
15.000 -15.499                    34     3,720,365.67       1.71%     9.152        359        85.89       592
15.500 -15.999                     4       435,739.49       0.20%     9.530        360        84.68       586
16.000 -16.499                     5       368,310.00       0.17%    10.032        359        78.40       546
---------------------        -------    -------------   ---------  --------   --------    ---------  --------
TOTAL                          1,261   217,143,654.77     100.00%     7.360        359        85.27       631


                                                                               WEIGHTED
                                                                   WEIGHTED     AVERAGE    WEIGHTED
                                              CURRENT     PCT BY    AVERAGE      STATED     AVERAGE   WEIGHTED
                                # OF        PRINCIPAL  CURR PRIN      GROSS   REMAINING    COMBINED    AVERAGE
INITIAL PERIODIC RATE CAP      LOANS          BALANCE        BAL     COUPON        TERM    ORIG LTV       FICO
-------------------------    -------    -------------   ---------  --------   --------    ---------  ---------
3.000                          1,261   217,143,654.77     100.00%     7.360        359        85.27        631
-------------------------    -------    -------------   ---------  --------   --------    ---------  ---------
TOTAL                          1,261   217,143,654.77     100.00%     7.360        359        85.27        631


                                                                             36
          RBS GREENWICH CAPITAL              FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                WEIGHTED
                                                                     WEIGHTED    AVERAGE  WEIGHTED
                                                CURRENT     PCT BY    AVERAGE     STATED   AVERAGE  WEIGHTED
                                   # OF       PRINCIPAL  CURR PRIN      GROSS  REMAINING  COMBINED   AVERAGE
SUBSEQUENT PERIODIC RATE CAP      LOANS         BALANCE        BAL     COUPON       TERM  ORIG LTV      FICO
-----------------------------    ------  --------------  ---------   --------  ---------  --------  --------
1.000                                 4      623,108.99      0.29%      7.543        358     92.45       630
1.500                             1,257  216,520,545.78     99.71%      7.359        359     85.25       631
-----------------------------    ------  --------------  ---------   --------  ---------  --------  --------
TOTAL                             1,261  217,143,654.77    100.00%      7.360        359     85.27       631

                                                                              37


                 RBS GREENWICH CAPITAL       FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                  GROUP I STATISTICAL MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE

                                                                                 MINIMUM     MAXIMUM
                                                                                 --------   ----------
Scheduled Principal Balance                         $110,298,398                  $22,991     $729,393
Average Scheduled Principal Balance                     $138,740
Number of Mortgage Loans                                     795

Weighted Average Gross Coupon                             7.434%                   5.000%      11.500%
Weighted Average FICO Score                                  643                      526          789
Weighted Average Original LTV                             83.33%                    3.74%      100.00%

Weighted Average Original Term                        341 months                60 months   360 months
Weighted Average Stated Remaining Term                340 months                58 months   360 months
Weighted Average Seasoning                              2 months                 0 months    16 months

Maturity Date                                                                  May 1 2010  Jul 15 2035
Maximum Zip Code Concentration                             0.66%  07444

Fixed Rate                                               100.00%  Cash Out Refinance            71.59%
                                                                  Purchase                       9.44%
Balloon 5 Year                                             0.20%  Rate/Term Refinance           18.98%
Balloon 10 Year                                            1.16%
Balloon 15 Year                                            0.48%  5 Units                        0.20%
Fixed Rate 10 Year                                         0.86%  6 Units                        1.30%
Fixed Rate 15 Year                                         4.21%  7 Units                        0.22%
Fixed Rate 20 Year                                         3.91%  Condominium                    2.23%
Fixed Rate 25 Year                                         0.51%  Duplex                         3.38%
Fixed Rate 30 Year                                        88.68%  Quadruplex                     1.34%
                                                                  Row Home                       0.61%
Not Interest Only                                        100.00%  Single Family                 88.80%
                                                                  Townhouse                      1.12%
Prepay Penalty: N/A                                       31.68%  Triplex                        0.80%
Prepay Penalty: 12 months                                  0.30%
Prepay Penalty: 24 months                                  0.79%  Investor Non-owner             8.19%
Prepay Penalty: 30 months                                  4.96%  Primary                       89.68%
Prepay Penalty: 36 months                                 62.27%  Second Home                    2.13%

First Lien                                                99.87%  No Silent Second             100.00%
Second Lien                                                0.13%
                                                                  Top 5 States:
AIV                                                       13.26%  North Carolina                10.93%
Full Doc                                                  77.89%  Pennsylvania                  10.88%
Lite Doc                                                   0.24%  New Jersey                     6.05%
SI                                                         7.57%  Maryland                       5.66%
Streamline                                                 1.04%  Georgia                        5.05%

                                                                              38
               RBS GREENWICH CAPITAL         FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                WEIGHTED
                                                                      WEIGHTED   AVERAGE   WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE    STATED    AVERAGE WEIGHTED
                                    # OF        PRINCIPAL       CURR     GROSS REMAINING   COMBINED  AVERAGE
CURRENT PRINCIPAL BALANCE          LOANS          BALANCE   PRIN BAL    COUPON      TERM   ORIG LTV     FICO
------------------------------   -------    -------------  ---------  -------- ---------  ---------  -------
           0.01 -    50,000.00        63     2,479,433.73      2.25%     8.980       311      71.35      609
      50,000.01 -   100,000.00       253    19,573,826.72     17.75%     7.873       336      82.63      635
     100,000.01 -   150,000.00       230    28,600,043.14     25.93%     7.471       342      85.06      644
     150,000.01 -   200,000.00       106    18,117,711.23     16.43%     7.412       343      84.57      644
     200,000.01 -   250,000.00        63    13,972,554.71     12.67%     7.304       338      84.01      647
     250,000.01 -   300,000.00        33     8,885,377.01      8.06%     7.087       345      83.27      648
     300,000.01 -   350,000.00        19     6,167,827.11      5.59%     7.556       345      77.59      629
     350,000.01 -   400,000.00        12     4,400,007.25      3.99%     6.565       358      84.25      668
     400,000.01 -   450,000.00         6     2,598,888.70      2.36%     6.834       359      87.94      657
     450,000.01 -   500,000.00         5     2,356,496.57      2.14%     6.832       321      75.32      660
     500,000.01 -   550,000.00         2     1,049,625.53      0.95%     7.009       359      88.86      670
     650,000.01 -   700,000.00         1       654,395.44      0.59%     6.875       358      95.00      650
     700,000.01 -   750,000.00         2     1,442,211.32      1.31%     6.535       239      74.51      655
------------------------------   -------    -------------  ---------  -------- ---------  ---------  -------
TOTAL                                795   110,298,398.46    100.00%     7.434       340      83.33      643


                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE   WEIGHTED
                                              CURRENT     PCT BY   AVERAGE     STATED    AVERAGE WEIGHTED
                                # OF        PRINCIPAL       CURR     GROSS  REMAINING   COMBINED  AVERAGE
CURRENT GROSS RATE             LOANS          BALANCE   PRIN BAL    COUPON       TERM   ORIG LTV     FICO
--------------------------   -------    -------------  ---------  --------  ---------  ---------  -------
   5.000 - 5.499                   3       813,739.79      0.74%     5.244        358      87.44      665
   5.500 - 5.999                  23     4,437,299.65      4.02%     5.806        354      78.56      675
   6.000 - 6.499                  47     9,697,199.71      8.79%     6.224        322      76.47      665
   6.500 - 6.999                 128    23,266,191.65     21.09%     6.750        351      78.92      652
   7.000 - 7.499                 130    18,387,113.51     16.67%     7.244        347      82.77      641
   7.500 - 7.999                 178    23,978,031.96     21.74%     7.727        336      87.32      642
   8.000 - 8.499                 129    16,073,124.88     14.57%     8.220        333      87.65      638
   8.500 - 8.999                  98     9,557,917.52      8.67%     8.719        330      85.31      621
   9.000 - 9.499                  31     2,413,157.96      2.19%     9.165        338      86.09      610
   9.500 - 9.999                  17     1,267,122.38      1.15%     9.693        335      87.73      580
  10.000 -10.499                   8       298,425.58      0.27%    10.149        339      82.41      598
  10.500 -10.999                   2        82,303.78      0.07%    10.750        176      92.79      587
  11.500 -11.999                   1        26,770.09      0.02%    11.500        175      99.98      644
--------------------------   -------    -------------  ---------  --------  ---------  ---------  -------
TOTAL                            795   110,298,398.46    100.00%     7.434        340      83.33      643


        RBS GREENWICH CAPITAL              FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
FICO                                LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
---------                         -------   -------------  ---------  --------  ---------- --------  -------
520-539                                10    1,387,194.27      1.26%     8.755         359    84.11      534
540-559                                31    3,412,819.13      3.09%     8.253         340    79.84      551
560-579                                53    5,405,701.84      4.90%     7.874         336    78.56      572
580-599                                62    7,403,577.35      6.71%     7.729         344    82.24      590
600-619                               105   13,197,844.87     11.97%     7.681         327    80.34      610
620-639                               150   21,148,102.26     19.17%     7.373         351    85.56      629
640-659                               143   20,983,677.24     19.02%     7.347         344    84.77      650
660-679                               100   14,544,190.07     13.19%     7.306         341    84.91      670
680-699                                64   10,278,466.51      9.32%     7.171         345    84.97      688
700+                                   77   12,536,824.92     11.37%     7.056         318    80.68      726
---------                         -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
ORIGINAL LTV                        LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
--------------                    -------   -------------  ---------  --------  ---------- --------  -------
    0.01- 49.99                        34    3,657,556.17      3.32%     7.216         318    42.31      640
   50.00- 59.99                        19    2,920,316.24      2.65%     6.672         354    55.91      652
   60.00- 69.99                        65    8,136,303.65      7.38%     7.181         343    65.75      633
   70.00- 79.99                       126   17,902,814.96     16.23%     7.282         322    75.27      648
   80.00                               66    8,962,851.13      8.13%     7.356         336    80.00      645
   80.01- 89.99                       178   25,791,180.20     23.38%     7.289         346    85.18      641
   90.00- 99.99                       212   28,221,101.25     25.59%     7.632         342    92.35      638
  100.00                               95   14,706,274.86     13.33%     7.887         348   100.00      656
--------------                    -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643




                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
ORIGINAL TERM (MONTHS)              LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
----------------------            -------   -------------  ---------  --------  ---------- --------  -------
60                                      1      219,782.59      0.20%     8.380          58    80.00      684
120                                    11    2,220,471.28      2.01%     7.453         118    71.97      675
180                                    54    5,175,362.18      4.69%     7.679         178    81.08      649
240                                    37    4,308,404.12      3.91%     7.941         238    81.55      635
300                                     2      382,960.00      0.35%     6.812         299    95.68      721
348                                     1      177,000.00      0.16%     7.000         348   100.00      657
360                                   689   97,814,418.29     88.68%     7.400         358    83.71      642
                                  -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643
----------------------

                RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
STATED REMAINING TERM (MONTHS)      LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
------------------------------    -------   -------------  ---------  --------  ---------- --------  -------
  1- 60                                1       219,782.59      0.20%     8.380          58    80.00      684
 61-120                               11     2,220,471.28      2.01%     7.453         118    71.97      675
121-180                               54     5,175,362.18      4.69%     7.679         178    81.08      649
181-240                               37     4,308,404.12      3.91%     7.941         238    81.55      635
241-300                                2       382,960.00      0.35%     6.812         299    95.68      721
301-360                              690    97,991,418.29     88.84%     7.399         358    83.74      642
------------------------------    -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


                                                                                 WEIGHTED
                                                                      WEIGHTED    AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE     STATED   AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS  REMAINING  COMBINED  AVERAGE
FRM/ARM                             LOANS         BALANCE   PRIN BAL    COUPON       TERM  ORIG LTV     FICO
--------                          -------   -------------  ---------  --------  ---------- --------  -------
Fixed Rate                            795  110,298,398.46    100.00%     7.434         340    83.33      643
--------                          -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643



                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
PRODUCT                             LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
--------                          -------   -------------  ---------  --------  ---------- --------  -------
Balloon 5 Year                          1      219,782.59      0.20%     8.380          58    80.00      684
Balloon 10 Year                         6    1,275,681.64      1.16%     8.092         119    73.86      721
Balloon 15 Year                         6      532,247.68      0.48%     8.493         179    70.82      717
Fixed Rate 10 Year                      5      944,789.64      0.86%     6.591         117    69.43      612
Fixed Rate 15 Year                     48    4,643,114.50      4.21%     7.586         178    82.26      642
Fixed Rate 20 Year                     37    4,308,404.12      3.91%     7.941         238    81.55      635
Fixed Rate 25 Year                      3      559,960.00      0.51%     6.871         315    97.04      701
Fixed Rate 30 Year                    689   97,814,418.29     88.68%     7.400         358    83.71      642
--------                          -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643



                                                                                 WEIGHTED
                                                                      WEIGHTED    AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE     STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS  REMAINING  COMBINED   AVERAGE
INTEREST ONLY                       LOANS         BALANCE   PRIN BAL    COUPON       TERM  ORIG LTV      FICO
-------------                     -------   -------------  ---------  --------  ---------- --------   -------
Not Interest Only                     795  110,298,398.46    100.00%     7.434         340    83.33      643
-------------                     -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


        RBS GREENWICH CAPITAL                FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
(MONTHS)                            LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
--------------------------------  -------   -------------  ---------  --------  ---------- --------  -------
Prepay Penalty: N/A                   269   34,945,878.99     31.68%     7.549         336    82.86      637
Prepay Penalty: 12 months               1      335,320.00      0.30%     7.980         119    79.84      701
Prepay Penalty: 24 months               7      871,612.95      0.79%     7.767         335    84.22      694
Prepay Penalty: 30 months              21    5,467,821.21      4.96%     7.679         351    88.66      642
Prepay Penalty: 36 months             497   68,677,765.31     62.27%     7.350         342    83.15      646
--------------------------------  -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434          340    83.33     643


                                                                                 WEIGHTED
                                                                      WEIGHTED    AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE     STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS  REMAINING  COMBINED   AVERAGE
LIEN                                LOANS         BALANCE   PRIN BAL    COUPON       TERM  ORIG LTV      FICO
------                            -------   -------------  ---------  --------  ---------- --------   -------
First Lien                            791  110,156,845.12     99.87%     7.430         340    83.31      644
Second Lien                             4      141,553.34      0.13%    10.720         176    95.81      614
------                            -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
DOCUMENTATION TYPE                  LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
-------------------               -------   -------------  ---------  --------  ---------- --------  -------
AIV                                    84   14,626,894.87     13.26%     7.314         339    81.79      640
Full Doc                              644   85,914,643.22     77.89%     7.438         341    84.22      644
Lite Doc                                2      259,690.13      0.24%     7.252         289    66.02      628
SI                                     56    8,345,637.71      7.57%     7.678         328    78.03      647
Streamline                              9    1,151,532.53      1.04%     6.954         358    78.87      652
-------------------               -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


                                                                                  WEIGHTED
                                                                      WEIGHTED     AVERAGE WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE      STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL       CURR     GROSS   REMAINING COMBINED  AVERAGE
LOAN PURPOSE                        LOANS         BALANCE   PRIN BAL    COUPON        TERM ORIG LTV     FICO
-------------                     -------   -------------  ---------  --------  ---------- --------  -------
Cash Out Refinance                    563   78,958,146.20     71.59%     7.399         339    82.78      639
Purchase                               76   10,408,714.77      9.44%     7.819         323    85.25      685
Rate/Term Refinance                   156   20,931,537.49     18.98%     7.375         351    84.46      641
-------------                     -------   -------------  ---------  --------  ---------- --------  -------
TOTAL                                 795  110,298,398.46    100.00%     7.434         340    83.33      643


                  RBS GREENWICH CAPITAL            FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT       PCT BY     AVERAGE      STATED   AVERAGE   WEIGHTED
                          # OF         PRINCIPAL    CURR PRIN       GROSS   REMAINING  COMBINED    AVERAGE
PROPERTY TYPE            LOANS           BALANCE          BAL      COUPON        TERM  ORIG LTV       FICO
-------------            -----    --------------   ----------   ---------   ---------  --------  ---------
5 Units                      1        219,782.59        0.20%       8.380          58     80.00        684
6 Units                      6      1,437,953.34        1.30%       8.129         141     73.64        712
7 Units                      2        243,592.10        0.22%       8.807         188     80.00        712
Condominium                 19      2,455,513.06        2.23%       7.653         329     88.53        662
Duplex                      30      3,731,454.05        3.38%       7.696         346     73.24        649
Quadruplex                   9      1,474,884.99        1.34%       7.891         358     70.19        682
Row Home                    10        670,253.97        0.61%       7.650         324     74.85        631
Single Family              704     97,945,062.27       88.80%       7.395         344     84.00        640
Townhouse                    7      1,233,317.80        1.12%       7.279         347     87.53        660
Triplex                      7        886,584.29        0.80%       7.606         322     77.07        688
-------------           ------   ---------------   ----------  ----------   --------- --------   ---------
TOTAL                      795    110,298,398.46      100.00%       7.434         340     83.33        643


                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT       PCT BY     AVERAGE      STATED   AVERAGE   WEIGHTED
                          # OF         PRINCIPAL    CURR PRIN       GROSS   REMAINING  COMBINED    AVERAGE
OCCUPANCY STATUS         LOANS           BALANCE          BAL      COUPON        TERM  ORIG LTV       FICO
----------------        ------   ---------------  -----------  ----------  ---------- ---------  ---------
Investor Non-owner          83      9,031,360.92        8.19%       8.122         304     75.72        676
Primary                    700     98,913,329.95       89.68%       7.368         343     83.95        640
Second Home                 12      2,353,707.59        2.13%       7.565         348     86.64        648
                        ------   ---------------  -----------  ----------  ---------- ---------  ---------
TOTAL                      795    110,298,398.46      100.00%       7.434         340     83.33        643
----------------

                                                                             WEIGHTED
                                                                 WEIGHTED     AVERAGE  WEIGHTED
                                         CURRENT       PCT BY     AVERAGE      STATED   AVERAGE   WEIGHTED
                          # OF         PRINCIPAL    CURR PRIN       GROSS   REMAINING  COMBINED    AVERAGE
CREDIT GRADE             LOANS           BALANCE          BAL      COUPON        TERM  ORIG LTV       FICO
------------            ------   ---------------  -----------  ----------   ---------  --------  ---------
A                          667     96,273,178.25       87.28%       7.349         339     83.85        655
B                           65      7,562,888.11        6.86%       7.698         341     80.01        581
C                           61      6,357,482.10        5.76%       8.387         344     79.34        553
D                            2        104,850.00        0.10%       9.035         360     90.00        539
------------            ------   ---------------  ----------- -----------   ---------  --------  ---------
TOTAL                      795    110,298,398.46      100.00%       7.434         340     83.33        643

         RBS GREENWICH CAPITAL                    FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                             WEIGHTED
                                                                WEIGHTED      AVERAGE     WEIGHTED
                                      CURRENT        PCT BY      AVERAGE       STATED      AVERAGE   WEIGHTED
                      # OF          PRINCIPAL     CURR PRIN        GROSS    REMAINING     COMBINED    AVERAGE
STATE                LOANS            BALANCE           BAL       COUPON         TERM     ORIG LTV       FICO
-------             ------      -------------     ---------     --------   ----------   ----------  ---------
Arizona                 23       4,309,162.67         3.91%        6.922          349        82.98        643
California              19       4,555,430.78         4.13%        6.534          354        66.53        665
Colorado                 4         872,100.35         0.79%        6.902          357        90.61        661
Connecticut             18       3,342,776.96         3.03%        7.013          329        76.45        642
Delaware                12       1,610,950.44         1.46%        7.541          345        81.44        634
Florida                 39       5,245,350.52         4.76%        7.504          350        86.98        634
Georgia                 45       5,565,842.77         5.05%        7.692          339        87.23        646
Idaho                    2         232,463.87         0.21%        6.649          358        82.62        678
Illinois                18       2,267,521.53         2.06%        7.646          355        91.54        634
Indiana                 14       1,356,064.29         1.23%        7.994          353        88.76        650
Iowa                     3         405,074.08         0.37%        8.037          359        86.45        614
Kansas                  16       1,843,696.55         1.67%        7.530          338        88.15        628
Kentucky                 4         288,113.53         0.26%        8.071          358        88.47        658
Maine                    7         760,665.04         0.69%        6.828          358        64.11        654
Maryland                31       6,246,880.08         5.66%        6.884          353        82.14        652
Massachusetts            7       1,836,315.52         1.66%        6.794          326        83.16        667
Michigan                15       2,304,475.31         2.09%        7.428          358        87.47        645
Minnesota               13       2,002,958.20         1.82%        7.605          359        85.06        665
Missouri                35       4,055,591.30         3.68%        7.438          343        87.49        632
Montana                  9         925,257.38         0.84%        8.015          349        85.10        636
Nebraska                17       1,434,134.58         1.30%        7.776          323        87.44        624
Nevada                   6       1,186,195.69         1.08%        6.662          358        74.69        664
New Hampshire            5         598,980.26         0.54%        7.851          283        75.38        681
New Jersey              31       6,671,130.28         6.05%        7.491          302        74.90        651
New Mexico              18       2,782,345.71         2.52%        7.243          316        85.92        640
New York                 1         349,350.56         0.32%        6.380          357        49.30        605
North Carolina          81      12,052,207.89        10.93%        7.655          351        88.23        636
North Dakota             2         213,857.12         0.19%        8.025          358        82.38        605
Ohio                    36       3,685,066.46         3.34%        7.721          344        84.33        637
Oklahoma                 4         272,989.78         0.25%        8.076          358        79.99        657
Oregon                  14       1,751,832.24         1.59%        7.023          321        73.79        647
Pennsylvania           114      12,003,844.51        10.88%        7.674          339        84.11        649
Rhode Island             2         498,174.54         0.45%        7.980          119        68.56        723
South Carolina          42       5,202,263.72         4.72%        7.816          333        89.02        625
South Dakota            12       1,161,676.89         1.05%        7.926          359        87.00        638
Tennessee               26       2,965,434.63         2.69%        7.498          330        87.78        634
Texas                    2         142,531.42         0.13%        8.672          241        85.42        642
Utah                     2         245,293.00         0.22%        8.281          359        96.18        655
Virginia                28       4,371,478.48         3.96%        7.411          331        80.67        632
Washington               8       1,217,175.88         1.10%        7.424          355        81.68        620
Wisconsin                9       1,440,947.84         1.31%        7.392          359        81.62        685
Wyoming                  1          24,795.81         0.02%        8.750          177        49.50        581
-------              -----     --------------    ----------    ---------   ----------    ---------  ---------
TOTAL                  795     110,298,398.46       100.00%        7.434          340        83.33        643


        RBS GREENWICH CAPITAL                    FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                  GROUP II STATISTICAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                MINIMUM      MAXIMUM
                                                                                -------    ---------
Scheduled Principal Balance                           $217,143,655              $23,400     $750,000
Average Scheduled Principal Balance                       $172,200
Number of Mortgage Loans                                     1,261

Weighted Average Gross Coupon                               7.360%               5.120%      10.250%
Weighted Average FICO Score                                    631                  525          809
Weighted Average Original LTV                               85.27%               18.25%      100.00%

Weighted Average Original Term                          360 months           300 months   360 months
Weighted Average Stated Remaining Term                  359 months           297 months   360 months
Weighted Average Seasoning                                1 months             0 months     9 months

Weighted Average Gross Margin                               6.494%               1.500%       6.500%
Weighted Average Minimum Interest Rate                      7.411%               6.330%      10.250%
Weighted Average Maximum Interest Rate                     13.363%              11.120%      16.250%
Weighted Average Initial Rate Cap                           3.000%               3.000%       3.000%
Weighted Average Subsequent Rate Cap                        1.499%               1.000%       1.500%
Weighted Average Months to Roll                          24 months            15 months    60 months

Maturity Date                                                                Apr 1 2030   Jul 1 2035
Maximum Zip Code Concentration                               0.98%  08260


ARM                                                        100.00%  5 Units                    1.56%
                                                                    6 Units                    3.97%
2/28 6 Mo LIBOR ARM                                         96.00%  7 Units                    1.32%
3/27 6 Mo LIBOR ARM                                          0.05%  8 Units                    1.30%
5/25 6 MO LIBOR                                              3.96%  Condominium                3.30%
                                                                    Duplex                     3.75%
Not Interest Only                                          100.00%  Mixed Use                  0.29%
                                                                    Quadruplex                 1.08%
Prepay Penalty: N/A                                         41.67%  Row Home                   0.55%
Prepay Penalty: 12 months                                    1.24%  Single Family             80.00%
Prepay Penalty: 24 months                                   54.92%  Townhouse                  1.22%
Prepay Penalty: 30 months                                    1.37%  Triplex                    1.65%
Prepay Penalty: 36 months                                    0.80%
                                                                    Investor Non-owner        14.59%
First Lien                                                 100.00%  Primary                   80.17%
                                                                    Second Home                5.25%
AIV                                                         18.47%
Full Doc                                                    65.39%  No Silent Second         100.00%
Lite Doc                                                     0.81%
SI                                                          15.21%  Top 5 States:
Streamline                                                   0.12%  New Jersey                13.13%
                                                                    North Carolina             9.55%
Cash Out Refinance                                          62.47%  Pennsylvania               7.87%
Purchase                                                    30.46%  Wisconsin                  6.10%
Rate/Term Refinance                                          7.07%  California                 4.96%

        RBS GREENWICH CAPITAL                FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE   WEIGHTED
                                             CURRENT     PCT BY    AVERAGE     STATED    AVERAGE  WEIGHTED
                               # OF        PRINCIPAL       CURR      GROSS  REMAINING   COMBINED   AVERAGE
CURRENT PRINCIPAL BALANCE     LOANS          BALANCE   PRIN BAL     COUPON       TERM   ORIG LTV      FICO
-------------------------   -------   --------------   --------   --------  ---------   --------   -------
   0.01 - 50,000.00              57     2,361,690.36      1.09%      8.654        359      80.09       594
  50,000.01 - 100,000.00        292    22,333,833.31     10.29%      7.711        359      83.98       617
 100,000.01 - 150,000.00        323    39,813,343.63     18.34%      7.388        358      85.74       624
 150,000.01 - 200,000.00        228    39,980,487.25     18.41%      7.321        359      86.66       633
 200,000.01 - 250,000.00        122    27,441,895.06     12.64%      7.436        358      87.37       624
 250,000.01 - 300,000.00         86    23,471,194.07     10.81%      7.074        359      84.21       642
 300,000.01 - 350,000.00         57    18,329,625.22      8.44%      7.255        359      85.37       641
 350,000.01 - 400,000.00         37    13,804,212.16      6.36%      7.471        359      87.25       644
 400,000.01 - 450,000.00         24    10,137,899.04      4.67%      7.331        358      83.84       648
 450,000.01 - 500,000.00         14     6,684,184.40      3.08%      7.305        359      79.11       620
 500,000.01 - 550,000.00          6     3,231,470.42      1.49%      7.208        359      83.97       665
 550,000.01 - 600,000.00          3     1,742,082.88      0.80%      7.151        360      72.32       615
 600,000.01 - 650,000.00          7     4,349,645.94      2.00%      6.997        358      82.24       634
 650,000.01 - 700,000.00          3     2,010,091.03      0.93%      6.882        359      82.94       694
 700,000.01 - 750,000.00          2     1,452,000.00      0.67%      6.348        360      89.14       598
-------------------------   -------   --------------   --------   --------  ---------   --------   -------
TOTAL                         1,261   217,143,654.77    100.00%     7.360         359      85.27       631


                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                              CURRENT     PCT BY   AVERAGE     STATED   AVERAGE   WEIGHTED
                                # OF        PRINCIPAL       CURR     GROSS  REMAINING  COMBINED    AVERAGE
CURRENT GROSS RATE             LOANS          BALANCE   PRIN BAL    COUPON       TERM  ORIG LTV       FICO
-----------------------     --------  ---------------  ---------  --------  ---------   --------   -------
5.000 - 5.499                      9     1,835,085.15      0.85%     5.283        357      80.23       644
5.500 - 5.999                     40     8,501,186.90      3.92%     5.813        358      77.65       650
6.000 - 6.499                     74    15,190,138.96      7.00%     6.291        358      80.66       635
6.500 - 6.999                    216    43,749,084.46     20.15%     6.764        359      82.39       643
7.000 - 7.499                    263    47,132,998.95     21.71%     7.235        359      86.03       639
7.500 - 7.999                    339    60,513,906.97     27.87%     7.710        359      87.77       635
8.000 - 8.499                    179    24,795,205.80     11.42%     8.200        359      88.45       604
8.500 - 8.999                     99    11,020,532.42      5.08%     8.677        359      85.82       590
9.000 - 9.499                     33     3,601,465.67      1.66%     9.190        359      85.45       589
9.500 - 9.999                      4       435,739.49      0.20%     9.530        360      84.68       586
10.000 -10.499                     5       368,310.00      0.17%    10.032        359      78.40       546
----------------------     ---------  ---------------  ---------  --------  ---------   --------   -------
TOTAL                          1,261   217,143,654.77    100.00%     7.360        359      85.27       631

                RBS GREENWICH CAPITAL         FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                WEIGHTED
                                                                     WEIGHTED    AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY  AVERAGE     STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL  CURR PRIN    GROSS  REMAINING  COMBINED   AVERAGE
FICO                                LOANS         BALANCE        BAL   COUPON       TERM  ORIG LTV      FICO
--------                           ------  --------------  --------- --------  ---------  --------  --------
520-539                                59    9,413,436.61      4.34%    8.071        359     82.27       531
540-559                                96   12,894,783.04      5.94%    7.975        359     82.09       550
560-579                               130   20,572,455.24      9.47%    7.624        359     82.79       570
580-599                               164   25,683,698.32     11.83%    7.298        359     81.80       589
600-619                               174   30,633,495.59     14.11%    7.259        359     85.33       609
620-639                               179   31,424,448.15     14.47%    7.228        359     89.04       629
640-659                               133   23,480,483.97     10.81%    7.272        359     87.61       651
660-679                               111   20,561,070.30      9.47%    7.182        359     88.61       669
680-699                                73   14,086,187.20      6.49%    7.234        359     83.28       691
700+                                  140   27,952,796.35     12.87%    7.226        358     85.15       740
None                                    2      440,800.00      0.20%    7.185        360     79.56         0
--------                           ------  --------------  --------- --------  ---------  --------  --------
TOTAL                               1,261  217,143,654.77    100.00%    7.360        359     85.27       631


                                                                                WEIGHTED
                                                                      WEIGHTED   AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE    STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL  CURR PRIN     GROSS REMAINING  COMBINED   AVERAGE
ORIGINAL LTV                        LOANS         BALANCE        BAL    COUPON      TERM  ORIG LTV      FICO
------------                       ------  --------------  --------- --------- ---------  --------  --------
0.01 - 49.99                           20    2,884,420.05      1.33%     7.144       356     41.73       625
50.00 - 59.99                          25    4,789,457.44      2.21%     6.724       359     55.03       643
60.00 - 69.99                          66   11,264,595.78      5.19%     7.081       358     65.83       615
70.00 - 79.99                         174   30,992,468.12     14.27%     7.219       359     75.67       639
80.00                                 106   17,151,490.72      7.90%     7.036       359     80.00       635
80.01 - 89.99                         324   54,705,824.37     25.19%     7.383       359     85.13       615
90.00 - 99.99                         374   65,356,005.91     30.10%     7.496       359     92.06       632
100.00                                172   29,999,392.38     13.82%     7.576       358    100.00       655
------------                       ------  --------------  --------- --------- ---------  --------  --------
TOTAL                               1,261  217,143,654.77    100.00%     7.360       359     85.27       631



                                                                                WEIGHTED
                                                                      WEIGHTED   AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE    STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL  CURR PRIN     GROSS REMAINING  COMBINED   AVERAGE
ORIGINAL TERM (MONTHS)              LOANS         BALANCE        BAL    COUPON      TERM  ORIG LTV      FICO
----------------------             ------  --------------  --------- --------- ---------  --------  --------
300                                     1      135,353.69      0.06%     7.580       297     45.22       700
360                                 1,260  217,008,301.08     99.94%     7.359       359     85.30       631
----------------------             ------  --------------  --------- --------- ---------  --------  --------
TOTAL                               1,261  217,143,654.77    100.00%     7.360       359     85.27       631


                                                                                WEIGHTED
                                                                      WEIGHTED   AVERAGE  WEIGHTED
                                                  CURRENT     PCT BY   AVERAGE    STATED   AVERAGE  WEIGHTED
                                     # OF       PRINCIPAL  CURR PRIN     GROSS REMAINING  COMBINED   AVERAGE
STATED REMAINING TERM (MONTHS)      LOANS         BALANCE        BAL    COUPON      TERM  ORIG LTV      FICO
------------------------------     ------  --------------  --------- --------- ---------  --------  --------
241-300                                 1      135,353.69      0.06%     7.580       297     45.22       700
301-360                             1,260  217,008,301.08     99.94%     7.359       359     85.30       631
------------------------------     ------  --------------  --------- --------- ---------  --------  --------
TOTAL                               1,261  217,143,654.77    100.00%     7.360       359     85.27       631

                                                                              47

        RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                      # OF      PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
FRM/ARM                              LOANS        BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
-----------------------------       ------ -------------- ---------  -------- --------- --------  -------
ARM                                 1,261  217,143,654.77    100.00%    7.360       359    85.27      631
-----------------------------      ------  -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77    100.00%    7.360       359    85.27      631

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
PRODUCT                             LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
2/28 6 Mo LIBOR ARM                 1,222  208,453,499.35     96.00%    7.352       359    85.65      629
3/27 6 Mo LIBOR ARM                     1      101,421.74      0.05%    5.380       354    78.46      653
5/25 6 MO LIBOR                        38    8,588,733.68      3.96%    7.560       358    76.09      679
---------------------------------  ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77    100.00%    7.360       359    85.27      631

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
INTEREST ONLY                       LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
Not Interest Only                   1,261  217,143,654.77    100.00%    7.360       359    85.27      631
---------------------------------  ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77    100.00%    7.360       359    85.27      631


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
(MONTHS)                            LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
--------------------------------   ------ -------------- ---------  -------- --------- --------  -------
Prepay Penalty: N/A                   535   90,476,527.75     41.67%    7.411       359    84.45      634
Prepay Penalty: 12 months              11    2,692,985.16      1.24%    7.207       357    88.72      698
Prepay Penalty: 24 months             694  119,260,377.79     54.92%    7.324       359    85.85      627
Prepay Penalty: 30 months              14    2,967,166.59      1.37%    7.083       360    89.00      627
Prepay Penalty: 36 months               7    1,746,597.48      0.80%    7.839       359    77.15      692
--------------------------------    ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77    100.00%    7.360       359    85.27      631



                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
LIEN                                LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
First Lien                          1,261  217,143,654.77    100.00%    7.360       359    85.27      631
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77    100.00%    7.360       359    85.27      631

                                                                              48

                RBS GREENWICH CAPITAL             FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
DOCUMENTATION TYPE                  LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
AIV                                   190  40,103,731.98      18.47%    7.350       358    89.09      636
Full Doc                              894 141,983,589.45      65.39%    7.343       359    85.43      630
Lite Doc                                8   1,750,035.83       0.81%    6.954       358    74.04      623
SI                                    168  33,038,297.51      15.21%    7.462       359    80.63      631
Streamline                              1     268,000.00       0.12%    7.730       360    78.82      758
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261 217,143,654.77     100.00%    7.360       359    85.27      631


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
LOAN PURPOSE                        LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
Cash Out Refinance                     807 135,657,254.98    62.47%     7.306       359    84.42     616
Purchase                               352  66,138,562.59    30.46%     7.484       359    86.93     666
Rate/Term Refinance                    102  15,347,837.20     7.07%     7.298       359    85.73     623
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
TOTAL                                1,261 217,143,654.77   100.00%     7.360       359    85.27     631


                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
PROPERTY TYPE                       LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
5 Units                               17     3,386,700.09     1.56%     7.806       359    75.83      690
6 Units                               36     8,613,256.29     3.97%     7.307       358    74.86      700
7 Units                               10     2,856,871.27     1.32%     7.629       359    76.88      686
8 Units                               10     2,819,918.17     1.30%     7.411       359    71.43      687
Condominium                           37     7,164,562.73     3.30%     7.262       358    87.81      674
Duplex                                44     8,138,908.94     3.75%     7.441       359    83.61      655
Mixed Use                              2       638,123.68     0.29%     6.586       357    48.96      598
Quadruplex                             8     2,350,711.81     1.08%     7.280       358    79.24      661
Row Home                              14     1,202,852.34     0.55%     7.700       359    86.62      620
Single Family                      1,058   173,719,764.76    80.00%     7.344       359    86.66      621
Townhouse                             12     2,658,610.00     1.22%     7.083       359    84.79      642
Triplex                               13     3,593,374.69     1.65%     7.850       359    78.69      653
---------------------------------  ------  -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77   100.00%     7.360       359    85.27      631



                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
OCCUPANCY STATUS                    LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
Investor Non-owner                    170   31,670,517.50    14.59%     7.444       358    77.18      687
Primary                             1,038  174,081,780.99    80.17%     7.346       359    86.35      618
Second Home                            53   11,391,356.28     5.25%     7.332       359    91.31      681
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
TOTAL                               1,261  217,143,654.77   100.00%     7.360       359    85.27      631


                RBS GREENWICH CAPITAL             FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                               WEIGHTED
                                                                     WEIGHTED   AVERAGE WEIGHTED
                                                  CURRENT    PCT BY   AVERAGE    STATED  AVERAGE WEIGHTED
                                     # OF       PRINCIPAL CURR PRIN     GROSS REMAINING COMBINED  AVERAGE
CREDIT GRADE                        LOANS         BALANCE       BAL    COUPON      TERM ORIG LTV     FICO
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------

A                                      861 155,446,373.43    71.59%     7.215       359    86.39      657
B                                      166  27,404,095.48    12.62%     7.371       359    83.20      584
C                                      226  32,603,435.86    15.01%     8.001       359    81.54      555
D                                        8   1,689,750.00     0.78%     8.136       360    88.05      537
---------------------------------   ------ -------------- ---------  -------- --------- --------  -------
TOTAL                                1,261 217,143,654.77   100.00%     7.360       359    85.27      631

                                                                              50

                RBS GREENWICH CAPITAL             FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                          WEIGHTED
                                                              WEIGHTED     AVERAGE   WEIGHTED
                                       CURRENT     PCT BY      AVERAGE      STATED    AVERAGE   WEIGHTED
                       # OF          PRINCIPAL       CURR        GROSS   REMAINING   COMBINED    AVERAGE
STATE                 LOANS            BALANCE   PRIN BAL       COUPON        TERM   ORIG LTV       FICO
--------------------  -----       ------------   ---------    --------   ---------   --------   --------
Arizona                  32       5,342,972.31       2.46%       7.155         359      87.20        627
California               36      10,767,928.55       4.96%       6.753         358      82.22        621
Colorado                 10       1,593,891.09       0.73%       7.179         359      81.82        623
Connecticut              29       6,123,014.69       2.82%       7.366         358      78.10        654
Delaware                 15       2,770,954.80       1.28%       7.239         359      86.10        633
Florida                  44       8,234,671.78       3.79%       7.195         359      87.33        642
Georgia                  53       8,517,224.88       3.92%       7.268         358      89.00        634
Idaho                     2         214,191.63       0.10%       6.194         358      80.00        679
Illinois                 35       6,745,875.55       3.11%       7.655         358      86.00        629
Indiana                  14       1,354,020.92       0.62%       7.551         359      90.44        616
Iowa                     25       2,160,998.62       1.00%       7.700         359      85.70        613
Kansas                   15       1,834,937.96       0.85%       7.766         359      91.54        620
Kentucky                 12       1,458,468.52       0.67%       7.788         359      90.93        628
Maine                     5         747,561.49       0.34%       6.739         358      75.18        682
Maryland                 46      10,018,221.07       4.61%       6.993         359      86.16        614
Massachusetts            28       8,468,703.51       3.90%       7.224         359      77.84        652
Michigan                 41       5,708,695.51       2.63%       7.680         359      88.96        615
Minnesota                28       4,889,520.61       2.25%       7.689         359      86.32        615
Missouri                 29       3,542,208.16       1.63%       7.496         359      88.69        633
Montana                   5       1,280,916.06       0.59%       7.218         359      83.23        602
Nebraska                 34       3,235,245.39       1.49%       7.756         358      86.41        606
Nevada                   18       4,574,707.77       2.11%       7.286         359      84.89        625
New Hampshire             4         833,504.93       0.38%       7.505         359      71.35        717
New Jersey              111      28,510,826.44      13.13%       7.436         359      80.57        645
New Mexico                8       1,455,815.09       0.67%       6.579         358      85.63        619
North Carolina          140      20,741,167.94       9.55%       7.269         359      87.46        629
North Dakota              4         403,630.00       0.19%       7.646         360      82.37        622
Ohio                     73       8,171,604.49       3.76%       7.690         359      88.72        615
Oklahoma                  3         290,432.01       0.13%       8.112         357      93.40        596
Oregon                    7       1,680,333.82       0.77%       6.857         359      88.60        674
Pennsylvania            128      17,097,044.37       7.87%       7.685         359      83.71        630
Rhode Island             11       2,836,490.63       1.31%       7.159         359      72.30        655
South Carolina           26       4,274,965.28       1.97%       7.254         358      89.05        608
South Dakota             34       4,158,634.53       1.92%       7.596         359      88.63        630
Tennessee                19       2,624,416.82       1.21%       7.356         358      93.53        642
Texas                     1         249,449.15       0.11%       7.630         356     100.00        610
Utah                      2         379,945.01       0.17%       7.595         359      88.30        634
Virginia                 39       9,452,775.09       4.35%       7.099         359      86.56        613
Washington                7       1,160,406.87       0.53%       7.496         358      95.88        663
Wisconsin                88      13,237,281.43       6.10%       7.509         359      89.88        641
--------------------  -----     --------------   ---------    --------   ---------   --------   --------
TOTAL                 1,261     217,143,654.77     100.00%       7.360         359      85.27        631

                                                                              51


     RBS GREENWICH CAPITAL                           FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED   AVERAGE WEIGHTED
                                 # OF       PRINCIPAL      CURR      GROSS  REMAINING  COMBINED  AVERAGE
GROSS MARGIN                    LOANS         BALANCE  PRIN BAL     COUPON       TERM  ORIG LTV     FICO
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
1.500 - 1.999                       1      235,335.04      0.11%     6.330       356      80.00      629
5.500 - 5.999                       1       68,300.00      0.03%     6.750       360      67.89      604
6.500 - 6.999                   1,259  216,840,019.73     99.86%     7.361       359      85.28      631
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
TOTAL                           1,261  217,143,654.77    100.00%     7.360       359      85.27      631


                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED   AVERAGE WEIGHTED
                                 # OF       PRINCIPAL      CURR      GROSS  REMAINING  COMBINED  AVERAGE
MINIMUM INTEREST RATE           LOANS         BALANCE  PRIN BAL     COUPON       TERM  ORIG LTV     FICO
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
 6.000 - 6.499                      1      235,335.04      0.11%     6.330        356     80.00      629
 6.500 - 6.999                    338   69,040,160.43     31.79%     6.505        359     81.38      642
 7.000 - 7.499                    263   47,132,998.95     21.71%     7.235        359     86.03      639
 7.500 - 7.999                    339   60,513,906.97     27.87%     7.710        359     87.77      635
 8.000 - 8.499                    179   24,795,205.80     11.42%     8.200        359     88.45      604
 8.500 - 8.999                     99   11,020,532.42      5.08%     8.677        359     85.82      590
 9.000 - 9.499                     33    3,601,465.67      1.66%     9.190        359     85.45      589
 9.500 - 9.999                      4      435,739.49      0.20%     9.530        360     84.68      586
10.000 -10.499                        5      368,310.00      0.17%    10.032        359     78.40      546
----------------------------      -----  --------------  --------   --------  ---------  -------- --------
TOTAL                             1,261  217,143,654.77    100.00%     7.360        359     85.27      631



                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED   AVERAGE WEIGHTED
                                 # OF       PRINCIPAL      CURR      GROSS  REMAINING  COMBINED  AVERAGE
MAXIMUM INTEREST RATE           LOANS         BALANCE  PRIN BAL     COUPON       TERM  ORIG LTV     FICO
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
11.000 -11.499                      9    1,835,085.15      0.85%     5.283        357     80.23      644
11.500 -11.999                     41    8,671,686.90      3.99%     5.826        358     77.85      651
12.000 -12.499                     73   15,019,638.96      6.92%     6.289        358     80.58      634
12.500 -12.999                    214   43,313,584.46     19.95%     6.764        359     82.33      643
13.000 -13.499                    264   47,355,046.18     21.81%     7.238        359     85.98      640
13.500 -13.999                    339   60,368,625.72     27.80%     7.705        359     87.85      635
14.000 -14.499                    177   24,502,678.22     11.28%     8.202        359     88.38      603
14.500 -14.999                    101   11,552,894.02      5.32%     8.628        359     85.86      590
15.000 -15.499                     34    3,720,365.67      1.71%     9.152        359     85.89      592
15.500 -15.999                      4      435,739.49      0.20%     9.530        360     84.68      586
16.000 -16.499                      5      368,310.00      0.17%    10.032        359     78.40      546
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
TOTAL                           1,261  217,143,654.77    100.00%     7.360        359     85.27      631

                                                                             WEIGHTED
                                                                  WEIGHTED    AVERAGE  WEIGHTED
                                              CURRENT    PCT BY    AVERAGE     STATED   AVERAGE WEIGHTED
                                 # OF       PRINCIPAL      CURR      GROSS  REMAINING  COMBINED  AVERAGE
INITIAL PERIODIC RATE CAP       LOANS         BALANCE  PRIN BAL     COUPON       TERM  ORIG LTV     FICO
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
3.000                           1,261  217,143,654.77    100.00%     7.360        359     85.27      631
----------------------------    -----  --------------  --------   --------  ---------  -------- --------
TOTAL                           1,261  217,143,654.77    100.00%     7.360        359     85.27      631

                                                                              52


        RBS GREENWICH CAPITAL          FRIEDMAN BILLINGS RAMSEY

     The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.


     The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                               WEIGHTED
                                                                    WEIGHTED    AVERAGE  WEIGHTED
                                                CURRENT    PCT BY    AVERAGE     STATED   AVERAGE WEIGHTED
                                   # OF       PRINCIPAL      CURR      GROSS  REMAINING  COMBINED  AVERAGE
SUBSEQUENT PERIODIC RATE CAP      LOANS         BALANCE  PRIN BAL     COUPON       TERM  ORIG LTV     FICO
----------------------------      -----  --------------  --------   --------  ---------  -------- --------
1.000                                 4      623,108.99      0.29%     7.543        358     92.45      630
1.500                             1,257  216,520,545.78     99.71%     7.359        359     85.25      631
----------------------------      -----  --------------  --------   --------  ---------  -------- --------
TOTAL                             1,261  217,143,654.77    100.00%     7.360        359     85.27      631

                                                                              53


        RBS GREENWICH CAPITAL               FRIEDMAN BILLINGS RAMSEY